UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22699

Nuveen Preferred and Income Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 July 2021

Nuveen Closed-End Funds

JPC	Nuveen Preferred & Income Opportunities Fund
JPI	Nuveen Preferred and Income Term Fund
JPS	Nuveen Preferred & Income Securities Fund
JPT	Nuveen Preferred and Income 2022 Term Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences”. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter to Shareholders

Dear Shareholders,

More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.

Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.

While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover – including China, the U.S. and Europe not far behind – have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.

If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

September 24, 2021

Portfolio Managers’ Comments

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), both affiliates of Nuveen Fund Advisors, LLC, the Funds’ investment adviser, are sub-advisers for the Nuveen Preferred & Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. The Nuveen Preferred and Income Term Fund (JPI) is sub-advised by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. The Nuveen Preferred & Income Securities Fund (JPS) is sub-advised by a team of specialists at Spectrum Asset Management, Inc. (Spectrum), a wholly owned subsidiary of Principal Global Investors Holding Company (U.S.), LLC. Mark Lieb and Phil Jacoby lead the team. The Nuveen Preferred and Income 2022 Term Fund (JPT) is sub-advised by NAM. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception.

Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended July 31, 2021. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section of the report.

What factors affected the economy and the markets during the twelve-month annual reporting period ended July 31, 2021?

Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.

By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.

Portfolio Managers’ Comments (continued)

The preferred market performed well for the reporting period with all segments of the market posting positive returns driven by a combination of lower credit spreads and the generous yield of the asset class. These two factors combined to more than offset the impact of generally higher U.S. Treasury rates and a steeper U.S. Treasury yield curve. Credit spreads decreased reflecting an overall reduction in risk premiums across risk assets, as well as positive developments more specific to the asset class’s largest issuers. Contingent capital securities (“CoCos”) were top performers, followed by $1,000 par securities and $25 par securities.

Nuveen Preferred & Income Opportunities Fund (JPC)

What key strategies were used to manage the Fund during this twelve-month reporting period ended July 31, 2021?

JPC is managed by two experienced portfolio management teams with distinctive, complementary approaches to the preferred market, each managing its own portion of the portfolio. Nuveen Asset Management employs a debt-oriented approach that combines top-down relative value analysis of industry sectors with fundamental credit analysis. NWQ Investment Management Company’s investment process identifies undervalued securities within a company’s capital structure that may offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management (NAM)

The portion of the Fund managed by NAM seeks to achieve high current income and total return by investing in preferred securities and other income producing securities, which include, but are not limited to, CoCos. The NAM portfolio seeks to benefit from strong credit fundamentals across the largest sectors within the issuer base, as well as the category’s healthy yield level. In addition, NAM will actively manage its portfolio to allocate both interest rate and credit risk consistent with its outlook for the broader financial markets, as well as to capitalize on inefficiencies that often arise between the $25 par retail and the $1,000 par institutional segments of the market. The NAM portfolio has a bias toward highly regulated sectors, such as banks, insurance companies and utilities, with the intent to benefit from the added security of regulatory oversight.

NWQ Investment Management Company (NWQ)

The portion of the Fund managed by NWQ seeks to achieve high current income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The NWQ portfolio is constructed with an emphasis on seeking a sustainable level of current income and an overall analysis for downside risk management.

How did the Fund perform during this twelve-month reporting period ended July 31, 2021?

The Fund’s portfolio outperformed its Strategy Benchmark for the reporting period. The JPC Strategy Benchmark is a blended return consisting of: (1) 50% ICE BofA Preferred Securities Fixed Rate Index, which tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; (2) 30% ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities; and (3) 20% ICE USD Contingent Capital Index (CDLR), which tracks the performance of U.S. dollar denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Effective January 29, 2021, the Fund changed a component of its benchmark from the ICE BofA Contingent Capital (USD) Hedged Index (COCO) to the ICE USD Contingent Capital Index

(CDLR). The CDLR more accurately represents the investable universe of JPC since the index only invests in U.S. dollar denominated contingent capital securities.

Nuveen Asset Management (NAM)

For the reporting period, the portion of the portfolio managed by NAM outperformed its performance benchmark, a 60/40 blend of the ICE BofA U.S. All Capital Securities Index (I0CS) and the ICE USD Contingent Capital Index (CDLR). Within the preferred securities universe, $1,000 par preferred securities on average outperformed $25 par preferred securities. As a result, the NAM portfolio’s overweight to those structures was accretive to relative performance. NAM has maintained an overweight to $1,000 par securities for two primary reasons: relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an option adjusted spread (OAS) basis. Second, the NAM portfolio’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating-rate coupons, fixed-to-floating-rate coupons, and fixed-to-fixed-rate coupons. Non-fixed-rate coupon securities generally demonstrate lower sensitivity to interest rates. As of July 31, 2021, the NAM portfolio was overweight securities that have coupons with reset features.

During the reporting period, relative outperformance was driven by an overweight to $1,000 par securities, an overweight to non-fixed-rate coupon structures, a modestly shorter average duration, overall positive selection bias and a handful of credits that rebounded meaningfully after having underperformed in previous reporting periods. Preferreds issued by General Electric Co., General Motors Financial Co Inc., NuStar Energy LP, and aircraft leasing companies AerCap Global Aviation Trust and Air Lease Corp., notably contributed to relative performance. Given NAM’s constructive fundamental outlook on these issuers, exposure was added opportunistically to these holdings when their valuations dropped during the COVID-19 crisis. The Fund continues to maintain exposure to these companies.

Offsetting some of the relative outperformance was an underweight to CoCos as this segment outperformed. Positive selection within the CoCo segment helped offset some of the underperformance from the CoCo underweight. While the NAM portfolio was underweight CoCos during the reporting period, incremental exposure was added to that segment when the relative value opportunity in the CoCo market was superior to the preferred securities market. As of July 31, 2021, the Fund’s exposure to CoCos was about five percentage points higher than a year earlier.

NWQ Investment Management Company (NWQ)

During the reporting period, the portion of the portfolio managed by NWQ outperformed its performance benchmark, the ICE BofA Fixed Rate Preferred Securities Index. For the reporting period, the NWQ portfolio’s preferred and equity holdings were the largest contributors to relative performance, with high yield and convertible bonds also contributing to relative results. All of the industries in the NWQ portfolio contributed to relative performance with the exception of financials. The NWQ portfolio’s industrial and banking holdings were the top contributors to relative performance.

During the reporting period, individual holdings that contributed meaningfully to relative performance included the convertible preferred securities of Broadcom Inc., which rose on the announcement of a potential sale of its radio-frequency unit. Broadcom no longer views its wireless and industrial businesses as core and is focusing on its more stable, higher margin networking, broadband and storage solutions businesses. NWQ continues to hold the position. In addition, the preferred stock of CIT Group Inc. contributed to relative performance. The bank announced fourth quarter 2020 earnings per share up 18% year over year, which exceeded analysts’ expectations. NWQ continues to hold the position. Lastly, the preferred stock of General Motors contributed to performance. General Motors has a leading position in technology and electrification along with a highly profitable truck/SUV business. NWQ trimmed a small part of the position during the reporting period and continues to hold it in the portfolio.

Portfolio Managers’ Comments (continued)

Holdings in the NWQ portfolio that detracted from relative performance included the preferred stock of Lloyds Bank PLC. Lloyds faced significant headwinds as a result of the COVID-19 crisis, which led to declines in revenue and significant loan impairment. As headwinds dissipate, NWQ believes the preferred securities will continue to offer attractive potential given Lloyds strong fundamentals, restructured balance sheet and restored profitability. The preferred stock of PartnerRe Finance LLC was another detractor during the reporting period. The bonds of PartnerRe were called at par during the reporting period and the NWQ portfolio no longer maintains exposure.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

Nuveen Preferred and Income Term Fund (JPI)

What key strategies were used to manage the Fund during this twelve-month reporting period ended July 31, 2021?

Nuveen Asset Management (NAM) employs a credit-based investment approach. The team uses a bottom-up process that includes fundamental credit research, security structure selection and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred, $25 par preferred, and CoCos. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $25 par preferred, $1,000 par preferred, and CoCo markets. This divergence is often related to differences in how retail and institutional investors measure price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $25 par preferred, $1,000 par preferred and CoCo markets.

How did the Fund perform during this twelve-month reporting period ended July 31, 2021?

The Fund’s portfolio outperformed the JPI Strategy Benchmark for the reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JPI Strategy Benchmark, a blended return consisting of: (1) 60% ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities; and (2) 40% ICE USD Contingent Capital Index (CDLR), which tracks the performance of U.S. dollar denominated contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Effective January 29, 2021, the Fund changed a component of its benchmark from the ICE BofA Contingent Capital (USD) Hedged Index (COCO) to the ICE USD Contingent Capital Index (CDLR). The CDLR more accurately represents the investable universe of the Fund since the index only invests in U.S. dollar denominated contingent capital securities.

During the reporting period, the Fund’s overweight to $1,000 par preferred securities was accretive to relative performance. The Fund has maintained an overweight to $1,000 par securities for two primary reasons: relative value and interest rate risk management. First, with respect to relative value, the $1,000 par side of the market continues to be significantly cheaper than the $25 par side of the market on an OAS basis. Second, the overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed rate coupon securities, like floating rate coupons, fixed-to-floating-rate coupons, and fixed-to-fixed-rate coupons. Non-fixed-rate coupon securities generally demonstrate lower sensitivity to interest rates. As of July 31, 2021, the Fund was overweight securities that have coupons with reset features.

For the reporting period, outperformance was driven by an overweight to $1,000 par securities, an overweight to non-fixed-rate coupon structures, a modestly shorter average duration, overall positive selection bias, and a handful of credits that rebounded meaningfully after having underperformed in previous reporting periods. Preferreds issued by General Electric Co., General Motors Financial Co Inc., NuStar Energy LP and aircraft leasing companies AerCap Global Aviation Trust and Air Lease Corp. notably contributed to relative performance. Given the team’s constructive fundamental outlook on these issuers, exposure was added opportunistically when their valuations dropped during the COVID-19 crisis. The Fund continues to maintain exposure to these companies.

Offsetting some of the relative outperformance was an underweight to CoCos as this segment outperformed. Positive selection within the CoCo segment helped offset some of the underperformance from the CoCo underweight. While the Fund was underweight CoCos during the reporting period, incremental exposure was added to that segment when the relative value opportunity in the CoCo market was superior to the preferred securities market. As of July 31, 2021, the Fund’s exposure to CoCos was about five percentage points higher than a year earlier.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

Nuveen Preferred & Income Securities Fund (JPS)

What key strategies were used to manage the Fund during this twelve-month reporting period ended July 31, 2021?

Spectrum maintains a high-income philosophy and a junior subordinated capital securities orientation throughout the investment process. Within $25 par preferred securities, $1,000 par preferred securities and contingent capital securities, the investment team seeks to create alpha through security selection by modeling spread and relative value analysis, among other guideline considerations. Fundamental analysis is completed that values capital, asset quality, management, earnings and liquidity into enterprise rankings with fundamental outlooks.

How did the Fund perform during this twelve-month reporting period ended July 31, 2021?

The Fund’s portfolio outperformed the JPS Strategy Benchmark for the reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the JPS Strategy Benchmark, a blended return consisting of: (1) 40% of the ICE USD Contingent Capital Index (CDLR), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and (2) 60% of the ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. Effective January 29, 2021, the Fund changed a component of its benchmark from the ICE BofA Contingent Capital (USD) Hedged Index (COCO) to the ICE USD Contingent Capital Index (CDLR). The CDLR more accurately represents the investable universe of the Fund since the index only invests in U.S. dollar denominated contingent capital securities.

Factors in the market environment that contributed to the outperformance of the Fund’s portfolio during the reporting period included significant overall demand for credit given investors’ confidence in the economy’s ability to recover, with a significant boost from COVID-19 vaccinations and surging government spending. As a result, yields for junior subordinated capital securities declined 60-70 basis points and spreads tightened by 95-115 basis points during the reporting period. The Fund’s overweight to insurance hybrids, $1,000 par preferred stock and banking hybrids contributed to relative performance. Within the CoCo allocation, the portfolio’s exposure to Societe Generale S.A. and security selection in the United Kingdom, including exposures to Standard Chartered PLC and Barclays PLC, contributed to relative performance. In addition, an overweight to Dairy Farmers of America $1,000 par preferred securities contributed to relative results. The Fund’s portfolio continues to maintain exposure to these companies.

Offsetting some of the outperformance was the portfolio’s underweight to CoCos, which detracted from benchmark relative performance as that segment of the market generally outperformed $25 par and $1,000 par preferred securities

Portfolio Managers’ Comments (continued)

during the reporting period. Individual detractors from performance included Credit Suisse Group AG, UBS Group AG and Public Storage. The Fund’s portfolio continues to hold these companies with the exception of Public Storage, whose shares were called during the reporting period.

Nuveen Preferred and Income 2022 Term Fund (JPT)

What key strategies were used to manage the Fund during this twelve-month reporting period ended July 31, 2021?

Nuveen Asset Management (NAM) employs a credit-based investment approach. The team uses a bottom-up process that includes fundamental credit research, security structure selection and option adjusted spread (OAS) analysis, while also incorporating a top-down process to position the portfolio in a manner that reflects the investment team’s overall macro-economic outlook. The process begins with identifying the primary investable universe of $1,000 par preferred and $25 par preferred securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, NAM tactically and strategically shifts capital between the various segments of the market. Periods of volatility may drive material differences in valuations between the $1,000 par preferred and $25 par preferred markets. This divergence is often related to differences in how retail and institutional investors measure and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. In addition, technical factors such as new issue supply or redemption activity may also influence the relative valuations between the $1,000 par preferred and the $25 par preferred markets.

How did the Fund perform during this twelve-month reporting period ended July 31, 2021?

The Fund’s portfolio outperformed the ICE BofA U.S. All Capital Securities Index for the reporting period. For the purposes of this Performance Commentary, references to relative performance are in comparison to the ICE BofA U.S. All Capital Securities Index.

The Fund’s overweight to $1,000 par preferred securities served to gain greater exposure to non-fixed-rate coupon securities, like floating rate coupons, fixed-to-floating-rate coupons and fixed-to-fixed-rate coupons. Non-fixed-rate coupon securities generally demonstrate lower sensitivity to interest rates. As of July 31, 2021, the Fund was overweight securities that have coupons with reset features. During the reporting period, non-fixed-rate coupon structures outperformed securities with fixed-rate coupons, and the Fund’s relative positioning contributed to relative performance. Lastly, preferreds issued by General Electric Co., General Motors Financial Co Inc., NuStar Energy LP, and aircraft leasing companies AerCap Global Aviation Trust and Air Lease Corp., notably contributed to relative performance. Given the team’s constructive fundamental outlook on these issuers, exposure was opportunistically added when their valuations dropped during the COVID-19 crisis. The Fund continues to maintain exposure to these companies.

The Fund used short interest rate futures during the reporting period to manage its exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity. During the reporting period, the interest rate futures had a negligible impact on overall Fund performance.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings as well as the use of reverse repurchase agreements for JPC, JPI and JPS. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage had a positive impact on total return performance during this reporting period.

JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage. During the period, these interest rate swaps had a positive impact on the overall fund performance of JPC and JPS. During the period, these interest rate swaps had a negligible impact on the overall fund performance of JPI.

As of July 31, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Effective Leverage*	36.20%	33.51%	36.14%	21.52%
Regulatory Leverage*	31.02%	28.89%	30.09%	21.52%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of reverse repurchase agreements, certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of the Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Draws	Paydowns	Outstanding Balance as of July 31, 2021	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of September 28, 2021
JPC	$400,000,000	$62,700,000	$—	$462,700,000	$436,764,932	$2,750,000	$—	$465,450,000
JPI	$200,000,000	$34,800,000	$—	$234,800,000	$222,337,808	$—	$—	$234,800,000
JPS	$740,300,000	$133,000,000	$—	$873,300,000	$830,173,973	$—	$—	$873,300,000
JPT	$37,300,000	$9,700,000	$—	$47,000,000	$40,664,658	$—	$—	$47,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Reverse Repurchase Agreements

As noted previously, JPC, JPI and JPS used reverse repurchase agreements, in which the Funds sell to a counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date. The Funds’ transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period					Subseqent to the Close of the Reporting Period
Fund	Outstanding Balance as of August 1, 2020	Sales	Purchases	Outstanding Balance as of July 31, 2021	Average Balance Outstanding	Sales	Purchases	Outstanding Balance as of September 28, 2021
JPC	$100,000,000	$36,000,000	$(15,000,000)	$121,000,000	$119,660,274	$3,500,000	$—	$124,500,000
JPI	$45,000,000	$11,500,000	$—	$56,500,000	$52,973,973	$7,600,000	$—	$64,100,000
JPS	$248,000,000	$27,000,000	$—	$275,000,000	$271,523,288	$—	$—	$275,000,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of July 31, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	JPC	JPI	JPS	JPT
August 2020	$0.0530	$0.1305	$0.0505	$0.1185
September	0.0530	0.1305	0.0505	0.1185
October	0.0530	0.1305	0.0505	0.1185
November	0.0530	0.1305	0.0505	0.1185
December	0.0530	0.1305	0.0505	0.1185
January	0.0530	0.1305	0.0505	0.1185
February	0.0530	0.1305	0.0505	0.1185
March	0.0530	0.1305	0.0505	0.1185
April	0.0530	0.1305	0.0505	0.1185
May	0.0530	0.1305	0.0505	0.1185
June	0.0530	0.1305	0.0505	0.1185
July 2021	0.0530	0.1305	0.0505	0.1185
Total Distributions	$0.6360	$1.5660	$0.6060	$1.4220

Current Distribution Rate*	6.36%	5.96%	6.05%	5.59%
*

Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product

Common Share Information (continued)

updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, JPC and JPS were authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under these programs, JPC and JPS, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. The maximum aggregate offering under these Shelf Offerings, are as shown in the accompanying table.

	JPC*	JPS*
Maximum aggregate offering	Unlimited	Unlimited
*	Represents maximum aggregate offering for the period March 19, 2021 through July 31, 2021.

During the current reporting period, JPS and JPC sold common shares through their Shelf Offerings at a weighted average premium to its NAV per common share as shown in the accompanying table.

	JPC	JPS
Common shares sold through shelf offering	480,154	932,349
Weighted average premium to NAV per common share sold	1.08%	1.12%

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offerings and each Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2021 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPS	JPT
Common shares cumulatively repurchased and retired	2,826,100	0	38,000	0
Common shares authorized for repurchase	10,380,000	2,275,000	20,475,000	680,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of July 31, 2021, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV and trading at an average premium/discount to NAV during the current reporting period, as follows.

	JPC	JPI	JPS	JPT
Common share NAV	$9.91	$25.38	$9.91	$25.04
Common share price	$10.00	$26.26	$10.02	$25.45
Premium/(Discount) to NAV	0.91%	3.47%	1.11%	1.64%
Average premium/(discount) to NAV	(3.02)%	(0.86)%	(1.80)%	(0.32)%

THIS PAGE INTENTIONALLY LEFT BLANK

JPC	Nuveen Preferred & Income Opportunities Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	19.93%	6.22%	8.05%
JPC at Common Share Price	21.55%	6.92%	10.03%
ICE BofA U.S. All Capital Securities Index	9.69%	6.33%	7.46%
JPC Strategy Benchmark – New[1]	9.02%	6.37%	6.74%
JPC Strategy Benchmark – Old[2]	9.54%	6.55%	6.83%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

1

The JPC Strategy Benchmark – New : A linked benchmark comprised of the return streams from 1) 82.5% ICE BofA Fixed Rate Preferred Securities Index and 2) 17.5% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 1) 50% ICE BofA Fixed Rate Preferred Securities Index, 2) 30% ICE BofA US All Capital Securities Index and 3) 20% ICE USD Contingent Capital Index.

2

The JPC Strategy Benchmark – Old: A linked benchmark comprised of the return streams from 1) 82.5% ICE BofA Fixed Rate Preferred Securities Index and 2) 17.5% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 1) 50% ICE BofA Fixed Rate Preferred Securities Index, 2) 30% ICE BofA US All Capital Securities Index and 3) 20% ICE BofA Contingent Capital (USD Hedged) Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	76.3%
$25 Par (or similar) Retail Preferred	36.0%
Contingent Capital Securities	30.6%
Corporate Bonds	9.6%
Convertible Preferred Securities	3.5%
Common Stocks	0.4%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	(2.0)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements, including accrued interest	156.8%
Borrowings	(45.0)%
Reverse Repurchase Agreements, including accrued interest	(11.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	41.7%
Insurance	14.1%
Capital Markets	9.7%
Food Products	5.2%
Diversified Financial Services	3.7%
Consumer Finance	3.1%
Electric Utilities	3.0%
Other[2]	18.0%
Repurchase Agreements	1.5%
Total	100%

Country Allocation1

(% of total investments)

United States	73.2%
United Kingdom	8.0%
Switzerland	4.2%
France	3.4%
Canada	2.8%
Spain	1.3%
Australia	1.3%
Netherlands	1.1%
Germany	0.9%
Italy	0.8%
Bermuda	0.7%
Other	2.3%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Citigroup Inc	3.5%
JPMorgan Chase & Co	3.4%
Wells Fargo & Co	2.9%
Bank of America Corp	2.7%
Land O’ Lakes Inc	2.7%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	58.6%
BB or Lower	36.9%
N/R (not rated)	4.5%
Total	100%

1	Includes 1.7% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JPI	Nuveen Preferred and Income Term Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	Since Inception
JPI at Common Share NAV	20.54%	7.74%	8.59%
JPI at Common Share Price	26.22%	8.71%	8.82%
ICE BofA U.S. All Capital Securities Index	9.69%	6.33%	7.31%
JPI Strategy Benchmark – New[1]	10.50%	7.23%	6.57%
JPI Strategy Benchmark – Old[2]	11.55%	7.61%	6.76%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

1

The JPI Strategy Benchmark – New: A linked benchmark comprised of the return streams from 1) 65% ICE BofA Fixed Rate Preferred Securities Index and 2) 35% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 1) 60% ICE BofA US All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.

2

The JPI Strategy Benchmark – Old: A linked benchmark comprised of the return streams from 1) 65% ICE BofA Fixed Rate Preferred Securities Index and 2) 35% Bloomberg Capital Securities Index until 12/30/2013, and thereafter 1) 60% ICE BofA US All Capital Securities Index and 2) 40% ICE BoA Contingent Capital Securities (USD Hedged) Index.

3	Value on 7/26/12 is $23.88, which represents the Fund’s public offering price less sales load.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	68.1%
Contingent Capital Securities	51.0%
$25 Par (or similar) Retail Preferred	29.3%
Corporate Bonds	2.3%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(0.7)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements, including accrued interest	150.4%
Borrowings	(40.6)%
Reverse Repurchase Agreements, including accrued interest	(9.8)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	48.0%
Insurance	14.8%
Capital Markets	12.3%
Diversified Financial Services	4.9%
Food Products	4.7%
Other[2]	15.0%
Repurchase Agreements	0.3%
Total	100%

Country Allocation1

(% of total investments)

United States	58.3%
United Kingdom	12.6%
Switzerland	7.4%
France	5.9%
Spain	2.3%
Australia	2.2%
Netherlands	2.0%
Canada	1.6%
Germany	1.6%
Italy	1.5%
Bermuda	1.3%
Other	3.3%
Total	100%

Top Five Issuers

(% of total long-term
investments)

HSBC Holdings PLC	3.7%
Credit Suisse Group AG	3.7%
UBS Group AG	3.7%
Citigroup Inc	3.2%
Barclays PLC	3.1%

Portfolio Credit Quality

(% of total long-term fixed-income
investments)

BBB	61.5%
BB or Lower	36.3%
N/R (not rated)	2.2%
Total	100%

1	Includes 2.3% (as a percentage of total investments) in emerging market countries.
2	See Portfolio on Investments for details on “other” Portfolio Composition.

JPS	Nuveen Preferred & Income Securities Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	5-Year	10-Year
JPS at Common Share NAV	16.45%	7.78%	8.70%
JPS at Common Share Price	17.75%	8.35%	10.09%
ICE BofA U.S. All Capital Securities Index	9.69%	6.33%	7.17%
JPS Strategy Benchmark – New[1]	10.50%	7.23%	7.20%
JPS Strategy Benchmark – Old[2]	11.55%	7.61%	7.37%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment. Performance for indexes that were created after the Fund’s inception are linked to the Fund’s previous benchmark.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

1

The JPS Strategy Benchmark – New: A linked benchmark comprised of the return streams from 1) 55% ICE BofA Fixed Rate Preferred Securities Index and 2) 45% Bloomberg Capital Securities Tier-1 Index until 12/30/2013, and thereafter 1) 60% ICE BofA US All Capital Securities Index and 2) 40% ICE USD Contingent Capital Index.

2

The JPS Custom Blended Benchmark – Old: A linked benchmark comprised of the return streams from 1) 55% ICE BofA Fixed Rate Preferred Securities Index and 2) 45% Bloomberg Capital Securities Tier-1 Index until 12/30/2013, and thereafter 1) 60% ICE BofA US All Capital Securities Index and 2) 40% ICE BofA Contingent Capital Securities (USD Hedged) Index.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	82.0%
Contingent Capital Securities	50.9%
$25 Par (or similar) Retail Preferred	17.6%
Convertible Preferred Securities	2.8%
Corporate Bonds	2.3%
Investment Companies	1.2%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(1.9)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements, including accrued interest	156.6%
Borrowings	(43.0)%
Reverse Repurchase Agreements, including accrued interest	(13.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	49.5%
Insurance	17.9%
Capital Markets	13.2%
Electric Utilities	4.0%
Other[2]	13.4%
Repurchase Agreements	1.2%
Investment Companies	0.8%
Total	100%

Country Allocation(1)

(% of total investments)

United States	53.1%
United Kingdom	14.5%
Switzerland	9.1%
Finland	8.5%
Canada	2.8%
Spain	2.1%
Norway	1.9%
Netherlands	1.8%
Australia	1.3%
Sweden	1.2%
Japan	1.0%
Other	2.7%
Total	100%

Top Five Issuers

(% of total long-term
investments)

Barclays PLC	4.1%
Wells Fargo & Co	3.9%
Societe Generale SA	3.6%
Credit Suisse Group AG	3.2%
UBS Group AG	2.9%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	8.5%
BBB	77.4%
BB or Lower	14.1%
Total	100%

1	Includes 0.0% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

JPT	Nuveen Preferred and Income 2022 Term Fund Performance Overview and Holding Summaries as of July 31, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2021

	Average Annual
	1-Year	Since Inception
JPT at Common Share NAV	16.25%	6.48%
JPT at Common Share Price	16.33%	6.57%
ICE BofA U.S. All Capital Securities Index	9.69%	7.13%

Since inception returns are from 1/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of July 31, 2021 — Common Share Price

1	Value on 1/26/17 is $24.63, which represents the Fund’s public offering price less sales load.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$1,000 Par (or similar) Institutional Preferred	85.1%
$25 Par (or similar) Retail Preferred	35.7%
Corporate Bonds	6.2%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.0%
Net Assets Plus Borrowings	127.4%
Borrowings	(27.4)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Banks	32.5%
Insurance	24.0%
Capital Markets	7.2%
Diversified Financial Services	7.0%
Food Products	6.8%
Oil, Gas & Consumable Fuels	4.1%
Other[2]	18.1%
Repurchase Agreements	0.3%
Total	100%

Country Allocation1

(% of total investments)

United States	84.5%
Canada	3.2%
United Kingdom	2.8%
Bermuda	2.3%
Australia	2.3%
Ireland	1.9%
France	1.6%
Other	1.4%
Total	100%

Top Five Issuers

(% of total long- term investments)

Citigroup Inc	4.3%
JPMorgan Chase & Co	4.2%
Wells Fargo & Co	3.6%
Land O’ Lakes Inc	3.1%
CoBank ACB	3.0%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)

A	2.0%
BBB	60.5%
BB or Lower	34.2%
N/R (not rated)	3.3%
Total	100%

1	Includes 2.8% (as a percentage of total investments) in emerging market countries.
2	See Portfolio of Investments for details on “other” Portfolio Composition.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 6, 2021 for JPC, JPI, JPS and JPT. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JPC	JPI	JPS	JPT
	Common Shares	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
Jack B. Evans
For	63,772,211	14,212,080	121,952,650	4,853,589
Withhold	15,011,568	3,699,705	35,686,771	1,036,750
Total	78,783,779	17,911,785	157,639,421	5,890,339
Albin F. Moschner
For	63,693,832	14,288,539	121,762,000	4,847,058
Withhold	15,089,947	3,623,246	35,877,421	1,043,281
Total	78,783,779	17,911,785	157,639,421	5,890,339
Matthew Thornton III
For	76,487,162	17,408,646	151,831,673	5,820,958
Withhold	2,296,617	503,139	5,807,748	69,381
Total	78,783,779	17,911,785	157,639,421	5,890,339

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Nuveen Preferred & Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Preferred & Income Securities Fund

Nuveen Preferred and Income 2022 Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Securities Fund, and Nuveen Preferred and Income 2022 Term Fund (the Funds), including the portfolios of investments, as of July 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended (four-year period then ended and the period from January 26, 2017 (commencement of operations) to July 31, 2017, for Nuveen Preferred and Income 2022 Term Fund). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended (four-year period then ended and the period from January 26, 2017 to July 31, 2017, for Nuveen Preferred and Income 2022 Term Fund), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

September 28, 2021

JPC	Nuveen Preferred & Income Opportunities Fund Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 156.4% (98.5% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 76.3% (48.0% of Total Investments)

	Auto Components – 1.1%

$3,625	Adient US LLC, 144A, (3)	9.000%	4/15/2025	BB–	$3,962,850
6,600	American Axle & Manufacturing Inc, (3)	6.500%	4/1/2027	B	6,930,000
	Total Auto Components				10,892,850

	Automobiles – 3.0%

7,485	General Motors Financial Co Inc	5.700%	N/A (4)	BB+	8,542,705
9,140	General Motors Financial Co Inc	5.750%	N/A (4)	BB+	9,960,406
10,750	General Motors Financial Co Inc, (5)	6.500%	N/A (4)	BB+	12,252,313
	Total Automobiles				30,755,424

	Banks – 31.8%

1,980	Bank of America Corp	6.300%	N/A (4)	BBB+	2,311,650
1,415	Bank of America Corp	6.100%	N/A (4)	BBB+	1,588,946
4,130	Bank of America Corp	6.250%	N/A (4)	BBB+	4,563,650
30,155	Bank of America Corp, (5), (6)	6.500%	N/A (4)	BBB+	33,999,762
13,535	CIT Group Inc	5.800%	N/A (4)	Ba3	13,900,445
9,981	Citigroup Inc, (5)	5.950%	N/A (4)	BBB–	10,979,100
7,145	Citigroup Inc	6.300%	N/A (4)	BBB–	7,695,165
16,055	Citigroup Inc, (3)	6.250%	N/A (4)	BBB–	18,583,663
7,390	Citigroup Inc	5.000%	N/A (4)	BBB–	7,771,693
2,215	Citizens Financial Group Inc	4.000%	N/A (4)	BB+	2,253,763
1,685	Citizens Financial Group Inc	6.375%	N/A (4)	BB+	1,794,525
3,150	CoBank ACB, 144A, (3)	6.250%	N/A (4)	BBB+	3,528,000
1,180	Commerzbank AG, 144A	8.125%	9/19/2023	Baa3	1,339,434
2,420	Farm Credit Bank of Texas, 144A, (3)	5.700%	N/A (4)	Baa1	2,637,800
1,900	Fifth Third Bancorp, (3)	4.500%	N/A (4)	Baa3	2,046,110
2,105	Goldman Sachs Group Inc	3.800%	N/A (4)	BBB–	2,147,100
2,314	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	BBB	3,873,590
5,525	Huntington Bancshares Inc/OH	5.625%	N/A (4)	Baa3	6,464,250
3,025	Huntington Bancshares Inc/OH, (3)	5.700%	N/A (4)	Baa3	3,146,993
6,110	JPMorgan Chase & Co, (5)	3.650%	N/A (4)	BBB+	6,167,281
7,275	JPMorgan Chase & Co	5.000%	N/A (4)	BBB+	7,679,347
2,660	JPMorgan Chase & Co, (3)	6.100%	N/A (4)	BBB+	2,896,075
34,040	JPMorgan Chase & Co, (3)	6.750%	N/A (4)	BBB+	37,593,776
2,485	KeyCorp	5.000%	N/A (4)	Baa3	2,757,455
12,655	Lloyds Bank PLC, 144A, (3)	12.000%	N/A (4)	Baa3	13,493,394
6,970	M&T Bank Corp, (3)	6.450%	N/A (4)	Baa2	7,701,850
1,880	M&T Bank Corp	5.125%	N/A (4)	Baa2	2,090,412
21,977	PNC Financial Services Group Inc, (3)	6.750%	N/A (4)	Baa2	22,024,910
2,222	PNC Financial Services Group Inc	5.000%	N/A (4)	Baa2	2,480,311
8,290	Regions Financial Corp	5.750%	N/A (4)	BB+	9,264,075
4,375	SVB Financial Group	4.000%	N/A (4)	Baa2	4,544,531
1,660	SVB Financial Group	4.100%	N/A (4)	Baa2	1,699,010
9,458	Truist Financial Corp	4.950%	N/A (4)	Baa2	10,332,865
10,155	Truist Financial Corp, (5)	4.800%	N/A (4)	Baa2	10,801,772
2,100	Truist Financial Corp	5.100%	N/A (4)	Baa2	2,415,000
1,930	Truist Financial Corp	5.050%	N/A (4)	Baa2	1,980,643
1,100	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (7)	1.273%	N/A (4)	Baa1	860,188
1,385	Wells Fargo & Co, (3)	7.950%	11/15/2029	Baa1	1,933,647
2,795	Wells Fargo & Co	5.900%	N/A (4)	Baa2	3,012,954
8,455	Wells Fargo & Co, (3)	3.900%	N/A (4)	Baa2	8,777,474
19,494	Wells Fargo & Co	5.875%	N/A (4)	Baa2	22,076,955
1,105	Zions Bancorp NA	5.800%	N/A (4)	BB+	1,144,525
11,196	Zions Bancorp NA, (5)	7.200%	N/A (4)	BB+	12,276,414
	Total Banks				326,630,503

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 3.1%

2,550	Bank of New York Mellon Corp	4.700%	N/A (4)	Baa1	$2,821,116
10,910	Charles Schwab Corp	5.375%	N/A (4)	BBB	12,183,197
2,250	Charles Schwab Corp	4.000%	N/A (4)	BBB	2,348,437
4,325	Charles Schwab Corp	7.000%	N/A (4)	BBB	4,433,125
4,411	Goldman Sachs Group Inc, (5)	5.300%	N/A (4)	BBB–	4,911,604
5,069	Goldman Sachs Group Inc	5.500%	N/A (4)	BBB–	5,567,790
	Total Capital Markets				32,265,269

	Consumer Finance – 4.1%

12,774	Ally Financial Inc, (3)	4.700%	N/A (4)	BB–	13,361,604
6,365	Ally Financial Inc	4.700%	N/A (4)	BB–	6,625,965
3,335	American Express Co	3.550%	N/A (4)	Baa2	3,351,675
2,850	Capital One Financial Corp	3.950%	N/A (4)	Baa3	2,935,500
6,735	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (3), (7)	3.935%	N/A (4)	Baa3	6,751,162
8,120	Discover Financial Services, (3)	6.125%	N/A (4)	Ba2	9,145,602
	Total Consumer Finance				42,171,508

	Diversified Financial Services – 4.2%

9,325	American AgCredit Corp, 144A	5.250%	N/A (4)	BB+	9,511,500
2,590	Capital Farm Credit ACA, 144A, (3)	5.000%	N/A (4)	BB	2,693,600
1,100	Compeer Financial ACA, 144A	4.875%	N/A (4)	BB+	1,116,500
12,600	Compeer Financial ACA, 144A, (3)	6.750%	N/A (4)	BB+	13,545,000
3,670	Equitable Holdings Inc	4.950%	N/A (4)	BBB–	3,981,950
11,103	Voya Financial Inc, (3), (5)	6.125%	N/A (4)	BBB–	11,963,483
	Total Diversified Financial Services				42,812,033

	Electric Utilities – 3.7%

1,820	Edison International	5.375%	N/A (4)	BB+	1,843,887
1,565	Electricite de France SA, 144A, (3)	5.250%	N/A (4)	BBB	1,642,468
20,330	Emera Inc, (3)	6.750%	6/15/76	BB+	23,811,309
7,475	NextEra Energy Capital Holdings Inc, (3)	5.650%	5/01/79	BBB	8,786,591
2,165	Southern Co, (6)	4.000%	1/15/51	BBB	2,284,075
	Total Electric Utilities				38,368,330

	Food Products – 4.5%

2,145	Dairy Farmers of America Inc, 144A	7.125%	N/A (4)	BB+	2,166,450
29,460	Land O’ Lakes Inc, 144A, (3)	8.000%	N/A (4)	BB	31,669,500
7,435	Land O’ Lakes Inc, 144A, (3)	7.000%	N/A (4)	BB	7,732,400
3,860	Land O’ Lakes Inc, 144A, (3)	7.250%	N/A (4)	BB	4,149,770
	Total Food Products				45,718,120

	Health Care Providers & Services – 0.5%

4,900	Tenet Healthcare Corp, 144A	7.500%	4/1/2025	B+	5,267,500

	Independent Power & Renewable Electricity Producers – 0.4%

1,350	AES Andes SA, 144A, (3)	7.125%	3/26/79	BB	1,424,250
2,775	AES Andes SA, 144A	6.350%	10/07/79	BB	2,931,815
	Total Independent Power & Renewable Electricity Producers				4,356,065

	Industrial Conglomerates – 0.9%

9,706	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (6), (7)	3.449%	N/A (4)	BBB–	9,487,615

	Insurance – 13.3%

2,015	Aegon NV	5.500%	4/11/48	Baa1	2,330,639
1,550	American International Group Inc, (6)	5.750%	4/01/48	BBB–	1,770,875
9,409	Assurant Inc, (5)	7.000%	3/27/48	BB+	10,951,781
11,869	Assured Guaranty Municipal Holdings Inc, 144A, (6)	6.400%	12/15/66	BBB+	13,038,471
2,465	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,633,956
2,395	Enstar Finance LLC, (3)	5.750%	9/01/40	BB+	2,554,360
7,117	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	9,534,963

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

5,075	Markel Corp	6.000%	N/A (4)	BBB–	$5,626,855
11,660	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	16,324,000
6,688	MetLife Inc, 144A, (6)	9.250%	4/08/38	BBB	10,220,412
1,430	MetLife Inc	5.875%	N/A (4)	BBB	1,673,775
2,660	MetLife Inc, (5)	3.850%	N/A (4)	BBB	2,783,025
575	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	711,112
9,550	Nationwide Financial Services Inc, (6)	6.750%	5/15/37	Baa2	11,722,625
2,485	PartnerRe Finance B LLC, (6)	4.500%	10/01/50	Baa1	2,608,055
5,065	Provident Financing Trust I	7.405%	3/15/38	BB+	6,238,628
745	Prudential Financial Inc, (6)	3.700%	10/01/50	BBB+	787,452
9,055	QBE Insurance Group Ltd, 144A, (5)	7.500%	11/24/43	Baa1	10,186,875
1,215	QBE Insurance Group Ltd	6.750%	12/02/44	BBB	1,385,100
2,960	QBE Insurance Group Ltd, 144A, (3)	5.875%	N/A (4)	Baa2	3,248,600
9,700	SBL Holdings Inc, 144A	6.500%	N/A (4)	BB	9,627,249
10,685	SBL Holdings Inc, 144A, (5)	7.000%	N/A (4)	BB	10,818,562
	Total Insurance				136,777,370

	Multi-Utilities – 1.7%

6,420	CenterPoint Energy Inc, (5)	6.125%	N/A (4)	BBB–	6,789,150
850	CMS Energy Corp, (6)	4.750%	6/01/50	BBB–	954,380
1,320	NiSource Inc	5.650%	N/A (4)	BBB–	1,382,700
7,280	Sempra Energy, (5)	4.875%	N/A (4)	BBB–	7,944,300
	Total Multi-Utilities				17,070,530

	Oil, Gas & Consumable Fuels – 1.7%

1,115	Enbridge Inc	6.000%	1/15/77	BBB–	1,237,650
3,765	Enbridge Inc	5.750%	7/15/80	BBB–	4,254,488
1,705	Energy Transfer LP	6.500%	N/A (4)	BB	1,749,859
1,735	MPLX LP	6.875%	N/A (4)	BB+	1,765,362
6,450	Transcanada Trust, (3)	5.875%	8/15/76	BBB	7,224,000
1,400	Transcanada Trust	5.500%	9/15/79	BBB	1,554,700
	Total Oil, Gas & Consumable Fuels				17,786,059

	Trading Companies & Distributors – 1.3%

7,560	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	8,108,100
3,205	AerCap Holdings NV	5.875%	10/10/79	BB+	3,365,250
2,180	Air Lease Corp	4.650%	N/A (4)	BB+	2,278,100
	Total Trading Companies & Distributors				13,751,450

	U.S. Agency – 0.6%

5,835	Farm Credit Bank of Texas, 144A, (3)	6.200%	N/A (4)	BBB+	6,287,213

	Wireless Telecommunication Services – 0.4%

3,285	Vodafone Group PLC	7.000%	4/04/79	BB+	4,081,010
	Total $1,000 Par (or similar) Institutional Preferred (cost $720,162,523)				784,478,849

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 36.0% (22.6% of Total Investments)

	Banks – 10.3%

63,000	Bank of America Corp	4.375%		BBB+	$1,643,040
389,931	Citigroup Inc	7.125%		BBB–	11,038,946
127,675	CoBank ACB, 144A, (8)	6.250%		BBB+	13,533,550
38,725	CoBank ACB, (8)	6.125%		BBB+	3,988,675
93,724	CoBank ACB, (8)	6.200%		BBB+	10,328,385
165,500	Farm Credit Bank of Texas, 144A, (3), (8)	6.750%		Baa1	17,708,500
236,981	Fifth Third Bancorp	6.625%		Baa3	6,803,725
178,757	FNB Corp/PA, (3)	7.250%		Ba1	5,207,191
170,075	KeyCorp	6.125%		Baa3	5,075,038
72,962	People’s United Financial Inc	5.625%		BB+	2,114,439
278,061	Regions Financial Corp, (3)	6.375%		BB+	8,063,769
61,900	Regions Financial Corp	5.700%		BB+	1,804,385

Shares	Description (1)	Coupon	Ratings (2)	Value

	Banks (continued)

91,115	Synovus Financial Corp	5.875%	BB–	$2,545,753
66,100	Truist Financial Corp	4.750%	Baa2	1,753,633
163,600	US Bancorp	6.500%	Baa1	4,235,604
68,200	Wells Fargo & Co	4.750%	Baa2	1,786,158
223,777	Western Alliance Bancorp, (3)	6.250%	N/R	5,710,789
91,847	Wintrust Financial Corp	6.875%	BB	2,646,112
	Total Banks			105,987,692

	Capital Markets – 4.7%

79,169	Charles Schwab Corp	5.950%	BBB	2,023,560
33,793	Goldman Sachs Group Inc	5.500%	Ba1	914,101
753,466	Morgan Stanley, (3)	7.125%	Baa3	21,699,821
110,293	Morgan Stanley	6.875%	Baa3	3,120,189
209,211	Morgan Stanley	5.850%	Baa3	6,224,027
133,452	Morgan Stanley	6.375%	Baa3	3,814,058
212,859	Stifel Financial Corp, (3)	6.250%	BB–	5,383,204
201,907	Stifel Financial Corp	6.250%	BB–	5,592,824
	Total Capital Markets			48,771,784

	Consumer Finance – 0.8%

84,573	Capital One Financial Corp, (3)	5.000%	Baa3	2,272,477
56,864	GMAC Capital Trust I, (3)	5.941%	BB–	1,514,288
153,347	Synchrony Financial	5.625%	BB–	4,102,032
	Total Consumer Finance			7,888,797

	Diversified Financial Services – 1.8%

74,600	AgriBank FCB, (8)	6.875%	BBB+	8,131,400
114,400	Equitable Holdings Inc	5.250%	BBB–	3,037,320
231,639	Voya Financial Inc	5.350%	BBB–	6,995,498
	Total Diversified Financial Services			18,164,218

	Diversified Telecommunication Services – 0.8%

68,800	AT&T Inc, (3)	4.750%	BBB–	1,821,136
259,100	Qwest Corp	6.750%	BBB–	6,835,058
	Total Diversified Telecommunication Services			8,656,194

	Electric Utilities – 0.3%

100,000	Duke Energy Corp	5.750%	BBB–	2,845,000

	Equity Real Estate Investment Trust – 1.0%

132,800	Pebblebrook Hotel Trust	6.375%	N/R	3,569,664
132,500	Pebblebrook Hotel Trust, (8)	5.700%	N/R	3,356,225
132,800	Sunstone Hotel Investors Inc	6.125%	N/R	3,565,680
	Total Equity Real Estate Investment Trust			10,491,569

	Food Products – 3.8%

310,811	CHS Inc, (3)	7.875%	N/R	8,923,384
487,106	CHS Inc	7.100%	N/R	13,809,455
468,864	CHS Inc	6.750%	N/R	13,207,898
9,800	Dairy Farmers of America Inc, 144A, (8)	7.875%	BB+	984,528
23,900	Dairy Farmers of America Inc, 144A, (5), (8)	7.875%	BB+	2,442,867
	Total Food Products			39,368,132

	Insurance – 8.8%

274,600	American Equity Investment Life Holding Co, (5)	5.950%	BB	7,817,862
137,600	American Equity Investment Life Holding Co	6.625%	BB	3,911,968
302,283	Argo Group US Inc, (3)	6.500%	BBB–	7,832,152
277,728	Aspen Insurance Holdings Ltd	5.950%	BB+	7,665,293
66,100	Aspen Insurance Holdings Ltd	5.625%	BB+	1,842,207
48,200	Assurant Inc	5.250%	BB+	1,318,270
411,533	Athene Holding Ltd, (3)	6.350%	BBB	12,243,107
370,852	Athene Holding Ltd	6.375%	BBB	10,661,995
36,000	Axis Capital Holdings Ltd	5.500%	BBB	912,240
68,900	Delphi Financial Group Inc, (8)	3.346%	BBB	1,533,025

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

454,698	Enstar Group Ltd, (3)	7.000%		BB+	$13,527,266
255,780	Hartford Financial Services Group Inc, (3)	7.875%		Baa2	6,765,381
219,645	Maiden Holdings North America Ltd	7.750%		N/R	5,260,498
113,445	Reinsurance Group of America Inc, (3)	6.200%		BBB+	3,040,326
172,400	Reinsurance Group of America Inc	5.750%		BBB+	4,999,600
46,100	Selective Insurance Group Inc	4.600%		BBB–	1,200,905
	Total Insurance				90,532,095

	Multi-Utilities – 0.7%

271,210	Algonquin Power & Utilities Corp, (3)	6.200%		BB+	7,585,744

	Oil, Gas & Consumable Fuels – 1.1%

167,226	NuStar Energy LP	8.500%		B2	4,212,423
148,751	NuStar Energy LP	7.625%		B2	3,465,898
127,137	NuStar Logistics LP	6.860%		B	3,212,752
	Total Oil, Gas & Consumable Fuels				10,891,073

	Thrifts & Mortgage Finance – 1.2%

75,580	Federal Agricultural Mortgage Corp	6.000%		N/R	2,089,031
331,970	New York Community Bancorp Inc	6.375%		Ba2	9,793,115
	Total Thrifts & Mortgage Finance				11,882,146

	Trading Companies & Distributors – 0.3%

124,215	Air Lease Corp	6.150%		BB+	3,388,585

	Wireless Telecommunication Services – 0.4%

132,700	United States Cellular Corp	6.250%		Ba1	3,686,406
	Total $25 Par (or similar) Retail Preferred (cost $342,815,438)				370,139,435

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 30.6% (19.3% of Total Investments) (9)

	Banks – 23.1%

$2,025	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$2,379,375
5,975	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	6,512,750
3,805	Banco Bilbao Vizcaya Argentaria SA, (3)	6.125%	N/A (4)	Ba2	4,123,669
1,400	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (4)	Ba2	1,580,264
3,120	Banco Mercantil del Norte SA/Grand Cayman, 144A, (3)	7.625%	N/A (4)	Ba2	3,556,800
4,905	Banco Santander SA	4.750%	N/A (4)	Ba1	5,003,100
5,600	Banco Santander SA, Reg S, (3)	7.500%	N/A (4)	Ba1	6,146,560
9,910	Barclays PLC	8.000%	N/A (4)	BBB–	11,235,462
9,895	Barclays PLC	7.750%	N/A (4)	BBB–	10,847,394
6,440	Barclays PLC	6.125%	N/A (4)	BBB–	7,170,167
8,145	BNP Paribas SA, 144A, (5)	6.625%	N/A (4)	BBB	8,857,036
1,000	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	1,204,380
10,495	BNP Paribas SA, 144A, (5)	7.375%	N/A (4)	BBB	12,280,934
5,985	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	6,748,087
7,445	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB	9,060,922
5,100	Credit Suisse Group AG, 144A	5.250%	N/A (4)	BB+	5,348,625
1,840	Danske Bank A/S, Reg S	4.375%	N/A (4)	BBB–	1,873,650
1,815	Danske Bank A/S, Reg S	6.125%	N/A (4)	BBB–	1,935,897
1,600	Danske Bank A/S, Reg S, (3)	7.000%	N/A (4)	BBB–	1,796,000
15,344	HSBC Holdings PLC, (5)	6.375%	N/A (4)	BBB	16,986,575
11,850	HSBC Holdings PLC, (3)	6.000%	N/A (4)	BBB	13,094,250
4,010	HSBC Holdings PLC, (3)	6.375%	N/A (4)	BBB	4,380,925
3,210	ING Groep NV	6.500%	N/A (4)	BBB	3,584,768
5,280	ING Groep NV	5.750%	N/A (4)	BBB	5,834,400
6,130	ING Groep NV	6.750%	N/A (4)	BBB	6,750,662
7,590	Intesa Sanpaolo SpA, 144A, (3)	7.700%	N/A (4)	BB–	8,695,256
6,995	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	8,145,271
11,565	Lloyds Banking Group PLC, (3)	7.500%	N/A (4)	Baa3	13,050,524
3,350	Macquarie Bank Ltd/London, 144A	6.125%	N/A (4)	BB+	3,668,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$6,385	Natwest Group PLC	8.000%	N/A (4)	BBB–	$7,538,259
5,405	Natwest Group PLC	6.000%	N/A (4)	BBB–	6,006,306
3,985	Nordea Bank Abp, 144A, (5)	6.625%	N/A (4)	BBB+	4,585,221
2,066	Societe Generale SA, 144A	6.750%	N/A (4)	BB	2,346,191
2,820	Societe Generale SA, 144A	4.750%	N/A (4)	BB+	2,911,650
1,975	Societe Generale SA, 144A	8.000%	N/A (4)	BB	2,332,969
6,536	Societe Generale SA, 144A	7.875%	N/A (4)	BB+	7,271,954
3,120	Standard Chartered PLC, 144A	6.000%	N/A (4)	BBB–	3,419,052
1,145	Standard Chartered PLC, 144A, (3)	7.500%	N/A (4)	BBB–	1,186,621
3,215	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB–	3,500,331
4,560	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	5,055,900
213,036	Total Banks				238,006,407

	Capital Markets – 7.5%

8,950	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	9,688,375
2,090	Credit Suisse Group AG, 144A	6.375%	N/A (4)	BB+	2,321,990
11,264	Credit Suisse Group AG, 144A, (3), (5)	7.250%	N/A (4)	BB+	12,691,716
3,925	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	4,332,219
12,820	Deutsche Bank AG, (3)	6.000%	N/A (4)	BB–	13,428,950
7,720	UBS Group AG, Reg S, (3)	6.875%	N/A (4)	BBB	8,842,889
4,590	UBS Group AG, 144A	3.875%	N/A (4)	BBB	4,626,261
10,095	UBS Group AG, (3)	7.000%	N/A (4)	BBB	11,623,040
425	UBS Group AG	5.125%	N/A (4)	BBB	464,808
7,950	UBS Group AG, 144A	7.000%	N/A (4)	BBB	8,735,063
69,829	Total Capital Markets				76,755,311
$282,865	Total Contingent Capital Securities (cost $290,046,807)				314,761,718

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 9.6% (6.1% of Total Investments)

	Automobiles – 0.9%

$2,825	Ford Motor Co, (3)	8.500%	4/21/23	BB+	$3,136,400
4,665	Ford Motor Co, (3)	9.000%	4/22/25	BB+	5,742,382
7,490	Total Automobiles				8,878,782

	Communications Equipment – 0.2%

2,315	Vodafone Group PLC	4.125%	6/04/81	BB+	2,335,256

	Containers & Packaging – 0.4%

3,444	Sealed Air Corp, 144A, (3)	6.875%	7/15/33	BB+	4,408,320

	Entertainment – 1.3%

11,350	Liberty Interactive LLC, (3)	8.500%	7/15/29	BB	13,024,125

	Food & Staples Retailing – 0.8%

7,675	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC, 144A, (3)	7.500%	3/15/26	BB	8,365,750

	Insurance – 0.3%

2,575	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	2,656,375

	Interactive Media & Services – 0.6%

5,730	TripAdvisor Inc, 144A, (3)	7.000%	7/15/25	BB–	6,105,544

	Media – 1.9%

6,075	Altice Financing SA, 144A, (3)	7.500%	5/15/26	B	6,319,640
6,275	DISH DBS Corp, (3)	7.375%	7/01/28	B2	6,789,061
4,725	ViacomCBS Inc, (6)	6.875%	4/30/36	BBB	6,874,603
17,075	Total Media				19,983,304

JPC	Nuveen Preferred & Income Opportunities Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.6%

$6,510	Enviva Partners LP / Enviva Partners Finance Corp, 144A, (3)	6.500%	1/15/26	B+	$6,741,756

	Semiconductors & Semiconductor Equipment – 0.7%

6,358	Amkor Technology Inc, 144A, (3)	6.625%	9/15/27	BB	6,829,439

	Specialty Retail – 0.7%

5,600	L Brands Inc, (3)	6.875%	11/01/35	BB–	7,203,000

	Technology Hardware, Storage & Peripherals – 0.3%

2,500	Dell International LLC / EMC Corp, 144A	6.200%	7/15/30	BBB–	3,239,572

	Trading Companies & Distributors – 0.9%

9,325	ILFC E-Capital Trust I, 144A	3.910%	12/21/65	BB+	7,879,625
1,960	ILFC E-Capital Trust I, 144A	3.660%	12/21/65	B+	1,614,550
11,285	Total Trading Companies & Distributors				9,494,175
$89,907	Total Corporate Bonds (cost $92,828,335)				99,265,398

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.5% (2.2% of Total Investments)

	Banks – 1.0%

6,400	Wells Fargo & Co, Reg S	7.500%		Baa2	$9,680,064

	Electric Utilities – 0.8%

137,500	NextEra Energy Inc, Reg S	6.219%		BBB	7,134,875
24,600	Southern Co, Reg S	6.750%		BBB	1,275,510
	Total Electric Utilities				8,410,385

	Multi-Utilities – 0.5%

52,600	Dominion Energy Inc, Reg S	7.250%		BBB–	5,245,798

	Semiconductors & Semiconductor Equipment – 1.2%

8,050	Broadcom Inc, Reg S	8.000%		N/R	12,431,937
	Total Convertible Preferred Securities (cost $30,902,000)				35,768,184

Shares	Description (1)				Value

	COMMON STOCKS – 0.4% (0.3% of Total Investments)

	Multi-Utilities – 0.4%

33,168	Sempra Energy				$4,333,399
	Total Common Stocks (cost $4,413,475)				4,333,399
	Total Long-Term Investments (cost $1,481,168,578)				1,608,746,983

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.4% (1.5% of Total Investments)

	REPURCHASE AGREEMENTS – 2.4% (1.5% of Total Investments)

$24,747	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $24,747,355, collateralized by $24,859,000, U.S. Treasury Bond, 1.875%, due 2/15/41, value $25,242,357	0.000%	8/02/21		$24,747,355
	Total Short-Term Investments (cost $24,747,355)				24,747,355
	Total Investments (cost $1,505,915,933) – 158.8%				1,633,494,338
	Borrowings – (45.0)% (10), (11)				(462,700,000)
	Reverse Repurchase Agreements, including accrued interest – (11.8)% (12)				(121,083,408)
	Other Assets Less Liabilities – (2.0)% (13)				(20,996,740)
	Net Assets Applicable to Common Shares – 100%				$1,028,714,190

Investment in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(330)	9/21	$(44,369,531)	$(43,473,028)	$(896,503)	$(77,344)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$277,500,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(21,610,460)	$(21,610,460)
Morgan Stanley Capital Services, LLC	48,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(5,185,520)	(5,185,520)
Total	$325,500,000								$(26,795,980)	$(26,795,980)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $358,419,071 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $172,579,047.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(10)	Borrowings as a percentage of Total Investments is 28.3%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $950,938,248 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 7.4%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPI	Nuveen Preferred and Income Term Fund Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 150.7% (99.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 68.1% (45.1% of Total Investments)

	Automobiles – 2.3%

$3,805	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$4,342,684
8,463	General Motors Financial Co Inc, (4)	5.750%	N/A (3)	BB+	9,222,639
	Total Automobiles				13,565,323

	Banks – 25.3%

1,860	Bank of America Corp	6.300%	N/A (3)	BBB+	2,171,550
1,330	Bank of America Corp	6.100%	N/A (3)	BBB+	1,493,497
3,700	Bank of America Corp	6.250%	N/A (3)	BBB+	4,088,500
5,655	Bank of America Corp	6.500%	N/A (3)	BBB+	6,376,012
2,670	CIT Group Inc	5.800%	N/A (3)	Ba3	2,742,090
9,343	Citigroup Inc, (4)	5.950%	N/A (3)	BBB–	10,277,300
6,565	Citigroup Inc, (4)	6.300%	N/A (3)	BBB–	7,070,505
2,870	Citigroup Inc, (5)	6.250%	N/A (3)	BBB–	3,322,025
6,945	Citigroup Inc	5.000%	N/A (3)	BBB–	7,303,709
2,075	Citizens Financial Group Inc	4.000%	N/A (3)	BB+	2,111,312
1,580	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	1,682,700
1,085	Commerzbank AG, 144A, (5)	8.125%	9/19/23	Baa3	1,231,598
2,270	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	2,474,300
1,815	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	1,954,573
1,970	Goldman Sachs Group Inc	3.800%	N/A (3)	BBB–	2,009,400
2,121	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (3)	BBB	3,550,512
5,140	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	6,013,800
5,710	JPMorgan Chase & Co	3.650%	N/A (3)	BBB+	5,763,531
6,800	JPMorgan Chase & Co, (5)	5.000%	N/A (3)	BBB+	7,177,947
2,370	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	2,580,337
10,617	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	11,725,415
2,430	KeyCorp	5.000%	N/A (3)	Baa3	2,696,425
705	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	751,706
1,570	M&T Bank Corp	6.450%	N/A (3)	Baa2	1,734,850
1,765	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,962,541
799	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	800,742
2,097	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	2,340,780
1,745	Regions Financial Corp	5.750%	N/A (3)	BB+	1,950,038
1,965	SVB Financial Group	4.000%	N/A (3)	Baa2	2,041,144
1,560	SVB Financial Group	4.100%	N/A (3)	Baa2	1,596,660
9,510	Truist Financial Corp, (5)	4.800%	N/A (3)	Baa2	10,115,692
1,965	Truist Financial Corp	5.100%	N/A (3)	Baa2	2,259,750
1,805	Truist Financial Corp, (5)	5.050%	N/A (3)	Baa2	1,852,363
1,000	USB Realty Corp, (3-Month LIBOR reference rate + 1.147% spread), 144A, (6)	1.273%	4/15/70	Baa1	781,989
1,230	Wells Fargo & Co, (5)	7.950%	11/15/29	Baa1	1,717,246
2,611	Wells Fargo & Co	5.900%	N/A (3)	Baa2	2,814,606
7,965	Wells Fargo & Co, (4)	3.900%	N/A (3)	Baa2	8,268,785
5,948	Wells Fargo & Co	5.875%	N/A (3)	Baa2	6,736,110
1,050	Zions Bancorp NA	5.800%	N/A (3)	BB+	1,087,558
1,415	Zions Bancorp NA, (5)	7.200%	N/A (3)	BB+	1,551,548
	Total Banks				146,181,146

	Capital Markets – 3.3%

2,385	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	2,638,573
4,215	Charles Schwab Corp	5.375%	N/A (3)	BBB	4,706,891
2,105	Charles Schwab Corp	4.000%	N/A (3)	BBB	2,197,094
4,127	Goldman Sachs Group Inc, (4), (5)	5.300%	N/A (3)	BBB–	4,595,373
4,735	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB–	5,200,924
	Total Capital Markets				19,338,855

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 3.1%

3,890	Ally Financial Inc	4.700%	N/A (3)	BB–	$4,068,940
2,570	Ally Financial Inc	4.700%	N/A (3)	BB–	2,675,370
3,110	American Express Co	3.550%	N/A (3)	Baa2	3,125,550
2,665	Capital One Financial Corp	3.950%	N/A (3)	Baa3	2,744,950
2,940	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (6)	3.935%	N/A (3)	Baa3	2,947,056
1,820	Discover Financial Services	6.125%	N/A (3)	Ba2	2,049,876
	Total Consumer Finance				17,611,742

	Diversified Financial Services – 4.4%

2,010	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	2,050,200
2,425	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	2,522,000
1,050	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	1,065,750
11,800	Compeer Financial ACA, 144A	6.750%	N/A (3)	BB+	12,685,000
3,430	Equitable Holdings Inc	4.950%	N/A (3)	BBB–	3,721,550
3,171	Voya Financial Inc, (5)	6.125%	N/A (3)	BBB–	3,416,752
	Total Diversified Financial Services				25,461,252

	Electric Utilities – 2.2%

1,695	Edison International	5.375%	N/A (3)	BB+	1,717,247
1,460	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,532,270
6,300	Emera Inc, (5)	6.750%	6/15/76	BB+	7,378,812
2,025	Southern Co, (5)	4.000%	1/15/51	BBB	2,136,375
	Total Electric Utilities				12,764,704

	Food Products – 4.5%

2,250	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	2,272,500
12,550	Land O’ Lakes Inc, 144A, (4)	8.000%	N/A (3)	BB	13,491,250
7,493	Land O’ Lakes Inc, 144A, (4)	7.000%	N/A (3)	BB	7,792,720
2,240	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	2,408,157
	Total Food Products				25,964,627

	Independent Power & Renewable Electricity Producers – 0.7%

1,240	AES Andes SA, 144A, (5)	7.125%	3/26/79	BB	1,308,200
2,550	AES Andes SA, 144A, (5)	6.350%	10/07/79	BB	2,694,101
	Total Independent Power & Renewable Electricity Producers				4,002,301

	Industrial Conglomerates – 1.5%

9,102	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (4), (6)	3.449%	N/A (3)	BBB–	8,897,205

	Insurance – 14.0%

1,920	Aegon NV, (5)	5.500%	4/11/48	Baa1	2,220,757
1,447	American International Group Inc, (7)	5.750%	4/01/48	BBB–	1,653,198
8,815	Assurant Inc, (5)	7.000%	3/27/48	BB+	10,260,383
11,070	Assured Guaranty Municipal Holdings Inc, 144A, (7)	6.400%	12/15/66	BBB+	12,160,744
2,320	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	2,479,017
1,540	Enstar Finance LLC, (5)	5.750%	9/01/40	BB+	1,642,469
4,755	Markel Corp	6.000%	N/A (3)	BBB–	5,272,059
3,440	MetLife Inc, 144A, (7)	9.250%	4/08/38	BBB	5,256,911
1,270	MetLife Inc, (5)	5.875%	N/A (3)	BBB	1,486,500
2,490	MetLife Inc	3.850%	N/A (3)	BBB	2,605,163
2,335	PartnerRe Finance B LLC, (7)	4.500%	10/01/50	Baa1	2,450,627
4,734	Provident Financing Trust I	7.405%	3/15/38	BB+	5,830,931
700	Prudential Financial Inc, (5)	3.700%	10/01/50	BBB+	739,887
8,495	QBE Insurance Group Ltd, 144A, (4)	7.500%	11/24/43	Baa1	9,556,875
2,770	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	3,040,075
1,135	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	1,293,900
2,600	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	2,580,500
10,005	SBL Holdings Inc, 144A, (4)	7.000%	N/A (3)	BB	10,130,062
	Total Insurance				80,660,058

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities – 1.9%

6,005	CenterPoint Energy Inc, (4)	6.125%	N/A (3)	BBB–	$6,350,287
795	CMS Energy Corp, (7)	4.750%	6/01/50	BBB–	892,626
1,215	NiSource Inc	5.650%	N/A (3)	BBB–	1,272,713
2,365	Sempra Energy	4.875%	N/A (3)	BBB–	2,580,806
	Total Multi-Utilities				11,096,432

	Oil, Gas & Consumable Fuels – 1.5%

3,520	Enbridge Inc, (5)	5.750%	7/15/80	BBB–	3,977,635
1,590	Energy Transfer LP	6.500%	N/A (3)	BB	1,631,833
1,620	MPLX LP, (5)	6.875%	N/A (3)	BB+	1,648,350
1,320	Transcanada Trust	5.500%	9/15/79	BBB	1,465,860
	Total Oil, Gas & Consumable Fuels				8,723,678

	Trading Companies & Distributors – 2.5%

7,045	AerCap Global Aviation Trust, 144A, (5)	6.500%	6/15/45	BB+	7,555,763
3,090	AerCap Holdings NV	5.875%	10/10/79	BB+	3,244,500
2,045	Air Lease Corp, (4)	4.650%	N/A (3)	BB+	2,137,025
1,855	ILFC E-Capital Trust I, 144A	3.660%	12/21/65	B+	1,528,056
	Total Trading Companies & Distributors				14,465,344

	U.S. Agency – 0.2%

1,180	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	1,271,450

	Wireless Telecommunication Services – 0.7%

3,180	Vodafone Group PLC	7.000%	4/04/79	BB+	3,950,566
	Total $1,000 Par (or similar) Institutional Preferred (cost $358,939,155)				393,954,683

Principal Amount (000)	Description	Coupon	Maturity	Ratings	Value

	CONTINGENT CAPITAL SECURITIES – 51.0% (33.7% of Total Investments) (9)

	Banks – 38.6%

$1,970	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (3)	Baa2	$2,314,750
5,600	Banco Bilbao Vizcaya Argentaria SA, (5)	6.500%	N/A (3)	Ba2	6,104,000
3,570	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (3)	Ba2	3,868,988
1,300	Banco Mercantil del Norte SA/Grand Cayman, 144A	7.500%	N/A (3)	Ba2	1,467,388
2,930	Banco Mercantil del Norte SA/Grand Cayman, 144A, (5)	7.625%	N/A (3)	Ba2	3,340,200
4,660	Banco Santander SA, Reg S	4.750%	N/A (3)	Ba1	4,753,200
5,200	Banco Santander SA, Reg S	7.500%	N/A (3)	Ba1	5,707,520
9,270	Barclays PLC, (5)	8.000%	N/A (3)	BBB–	10,509,862
9,250	Barclays PLC	7.750%	N/A (3)	BBB–	10,140,312
6,095	Barclays PLC	6.125%	N/A (3)	BBB–	6,786,051
7,610	BNP Paribas SA, 144A, (5)	6.625%	N/A (3)	BBB	8,275,266
950	BNP Paribas SA, 144A	7.000%	N/A (3)	BBB	1,144,161
9,790	BNP Paribas SA, 144A, (4)	7.375%	N/A (3)	BBB	11,455,964
5,615	Credit Agricole SA, 144A	7.875%	N/A (3)	BBB	6,330,912
6,979	Credit Agricole SA, 144A, (4)	8.125%	N/A (3)	BBB	8,493,778
4,765	Credit Suisse Group AG, 144A, (5)	5.250%	N/A (3)	BB+	4,997,294
1,725	Danske Bank A/S, Reg S	4.375%	N/A (3)	BBB–	1,756,547
1,700	Danske Bank A/S, Reg S	6.125%	N/A (3)	BBB–	1,813,237
1,500	Danske Bank A/S, Reg S	7.000%	N/A (3)	BBB–	1,683,750
14,356	HSBC Holdings PLC, (4)	6.375%	N/A (3)	BBB	15,892,810
11,100	HSBC Holdings PLC, (4)	6.000%	N/A (3)	BBB	12,265,500
3,855	HSBC Holdings PLC	6.375%	N/A (3)	BBB	4,211,587
3,045	ING Groep NV, (4)	6.500%	N/A (3)	BBB	3,400,504
4,850	ING Groep NV	5.750%	N/A (3)	BBB	5,359,250
5,735	ING Groep NV	6.750%	N/A (3)	BBB	6,315,669
7,214	Intesa Sanpaolo SpA, 144A	7.700%	N/A (3)	BB–	8,264,503
6,550	Lloyds Banking Group PLC, (4)	7.500%	N/A (3)	Baa3	7,627,095
10,845	Lloyds Banking Group PLC, (4), (5)	7.500%	N/A (3)	Baa3	12,238,040
3,050	Macquarie Bank Ltd/London, 144A	6.125%	N/A (3)	BB+	3,339,750
5,970	Natwest Group PLC	8.000%	N/A (3)	BBB–	7,048,301

Principal Amount (000)	Description	Coupon	Maturity	Ratings	Value

	Banks (continued)

$5,050	Natwest Group PLC, (5)	6.000%	N/A (3)	BBB–	$5,611,812
3,735	Nordea Bank Abp, 144A	6.625%	N/A (3)	BBB+	4,297,566
1,928	Societe Generale SA, 144A	6.750%	N/A (3)	BB	2,189,475
2,635	Societe Generale SA, 144A	4.750%	N/A (3)	BB+	2,720,638
1,820	Societe Generale SA, 144A	8.000%	N/A (3)	BB	2,149,875
6,163	Societe Generale SA, 144A, (4)	7.875%	N/A (3)	BB+	6,856,954
2,880	Standard Chartered PLC, 144A	6.000%	N/A (3)	BBB–	3,156,048
1,110	Standard Chartered PLC, 144A	7.500%	N/A (3)	BBB–	1,150,349
2,970	Standard Chartered PLC, 144A	7.750%	N/A (3)	BBB–	3,233,588
4,260	UniCredit SpA, Reg S	8.000%	N/A (3)	B+	4,723,275
199,600	Total Banks				222,995,769

	Capital Markets – 12.4%

8,375	Credit Suisse Group AG, 144A, (5)	7.500%	N/A (3)	BB+	9,065,937
1,955	Credit Suisse Group AG, 144A, (5)	6.375%	N/A (3)	BB+	2,172,005
10,561	Credit Suisse Group AG, 144A, (4)	7.250%	N/A (3)	BB+	11,899,611
3,632	Credit Suisse Group AG, 144A	7.500%	N/A (3)	BB+	4,008,820
11,995	Deutsche Bank AG, (4), (5)	6.000%	N/A (3)	BB–	12,564,762
7,255	UBS Group AG, Reg S, (5)	6.875%	N/A (3)	BBB	8,310,254
4,285	UBS Group AG, 144A	3.875%	N/A (3)	BBB	4,318,852
9,437	UBS Group AG	7.000%	N/A (3)	BBB	10,865,441
395	UBS Group AG	5.125%	N/A (3)	BBB	431,998
7,395	UBS Group AG, 144A, (5)	7.000%	N/A (3)	BBB	8,125,256
65,285	Total Capital Markets				71,762,936
$264,885	Total Contingent Capital Securities (cost $270,572,442)				294,758,705

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 29.3% (19.4% of Total Investments)

	Banks – 8.6%

59,100	Bank of America Corp	4.375%		BBB+	$1,541,328
99,200	CoBank ACB, (9)	6.250%		BBB+	10,515,200
62,728	CoBank ACB, (9)	6.200%		BBB+	6,912,625
111,200	Farm Credit Bank of Texas, 144A, (5), (9)	6.750%		Baa1	11,898,400
105,663	Fifth Third Bancorp	6.625%		Baa3	3,033,585
54,100	KeyCorp	6.125%		Baa3	1,614,344
149,700	Regions Financial Corp	6.375%		BB+	4,341,300
57,838	Regions Financial Corp	5.700%		BB+	1,685,978
88,153	Synovus Financial Corp	5.875%		BB–	2,462,995
61,900	Truist Financial Corp	4.750%		Baa2	1,642,207
64,600	Wells Fargo & Co	4.750%		Baa2	1,691,874
86,389	Wintrust Financial Corp	6.875%		BB	2,488,867
	Total Banks				49,828,703

	Capital Markets – 2.8%

31,549	Goldman Sachs Group Inc	5.500%		Ba1	853,400
111,372	Morgan Stanley	7.125%		Baa3	3,207,514
103,476	Morgan Stanley	6.875%		Baa3	2,927,336
196,300	Morgan Stanley	5.850%		Baa3	5,839,925
125,000	Morgan Stanley	6.375%		Baa3	3,572,500
	Total Capital Markets				16,400,675

	Consumer Finance – 0.4%

8,506	GMAC Capital Trust I, (5)	5.941%		BB–	226,515
66,500	Synchrony Financial	5.625%		BB–	1,778,875
	Total Consumer Finance				2,005,390

	Diversified Financial Services – 2.9%

69,700	AgriBank FCB, (9)	6.875%		BBB+	7,597,300
105,500	Equitable Holdings Inc, (5)	5.250%		BBB–	2,801,025
216,335	Voya Financial Inc	5.350%		BBB–	6,533,317
	Total Diversified Financial Services				16,931,642

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)	Coupon		Ratings (2)	Value

	Diversified Telecommunication Services – 0.3%

64,200	AT&T Inc, (5)	4.750%		BBB–	$1,699,374

	Food Products – 2.7%

76,100	CHS Inc	7.875%		N/R	2,184,831
180,029	CHS Inc	7.100%		N/R	5,103,822
177,210	CHS Inc	6.750%		N/R	4,992,006
9,300	Dairy Farmers of America Inc, 144A, (9)	7.875%		BB+	934,296
20,500	Dairy Farmers of America Inc, 144A, (9)	7.875%		BB+	2,095,346
	Total Food Products				15,310,301

	Insurance – 7.9%

256,300	American Equity Investment Life Holding Co, (4)	5.950%		BB	7,296,861
122,300	American Equity Investment Life Holding Co, (4)	6.625%		BB	3,476,989
259,598	Aspen Insurance Holdings Ltd	5.950%		BB+	7,164,905
62,000	Aspen Insurance Holdings Ltd	5.625%		BB+	1,727,940
45,000	Assurant Inc	5.250%		BB+	1,230,750
159,300	Athene Holding Ltd, (5)	6.350%		BBB	4,739,175
127,800	Athene Holding Ltd	6.375%		BBB	3,674,250
33,600	Axis Capital Holdings Ltd	5.500%		BBB	851,424
64,700	Delphi Financial Group Inc, (5), (9)	3.346%		BBB	1,439,575
119,500	Enstar Group Ltd, (5)	7.000%		BB+	3,555,125
200,629	Maiden Holdings North America Ltd	7.750%		N/R	4,805,064
161,200	Reinsurance Group of America Inc, (5)	5.750%		BBB+	4,674,800
43,200	Selective Insurance Group Inc	4.600%		BBB–	1,125,360
	Total Insurance				45,762,218

	Oil, Gas & Consumable Fuels – 1.8%

157,103	NuStar Energy LP	8.500%		B2	3,957,425
139,235	NuStar Energy LP	7.625%		B2	3,244,175
121,018	NuStar Logistics LP, (5)	6.860%		B	3,058,125
	Total Oil, Gas & Consumable Fuels				10,259,725

	Thrifts & Mortgage Finance – 1.4%

70,669	Federal Agricultural Mortgage Corp	6.000%		N/R	1,953,291
199,515	New York Community Bancorp Inc	6.375%		Ba2	5,885,693
	Total Thrifts & Mortgage Finance				7,838,984

	Trading Companies & Distributors – 0.5%

114,543	Air Lease Corp, (5)	6.150%		BB+	3,124,733
	Total $25 Par (or similar) Retail Preferred (cost $153,837,765)				169,161,745

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 2.3% (1.5% of Total Investments)

	Communications Equipment – 0.4%

$2,170	Vodafone Group PLC	4.125%	6/04/81	BB+	$2,188,987

	Insurance – 0.4%

2,400	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	2,475,845

	Oil, Gas & Consumable Fuels – 0.2%

1,045	Enbridge Inc, (5)	6.000%	1/15/77	BBB–	1,159,950

	Trading Companies & Distributors – 1.3%

8,652	ILFC E-Capital Trust I, 144A, (5)	3.910%	12/21/65	BB+	7,310,941
$14,267	Total Corporate Bonds (cost $12,146,725)				13,135,723
	Total Long-Term Investments (cost $795,496,087)				871,010,856

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$2,253	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $2,252,715, collateralized by $2,577,500, U.S. Treasury Bond, 1.125%, due 8/15/40, value $2,297,828	0.000%	8/02/21	$2,252,715
	Total Short-Term Investments (cost $2,252,715)			2,252,715
	Total Investments (cost $797,748,802) – 151.1%			873,263,571
	Borrowings – (40.6)%, (10), (11)			(234,800,000)
	Reverse Repurchase Agreements, including accrued interest – (9.8)%, (12)			(56,544,924)
	Other Assets Less Liabilities – (0.7)%, (13)			(4,035,411)
	Net Assets Applicable to Common Shares – 100%			$577,883,236

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(311)	9/21	$(41,814,922)	$(40,970,035)	$(844,887)	$(72,891)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$112,000,000	Receive	1-Month LIBOR	1.928%	Monthly	6/01/18	3/01/23	3/01/24	$(4,856,491)	$(4,856,491)
Morgan Stanley Capital Services, LLC	45,000,000	Receive	1-Month LIBOR	2.333	Monthly	7/01/19	10/01/23	7/01/24	(2,675,072)	(2,675,072)
Total	$157,000,000								$(7,531,563)	$(7,531,563)

JPI	Nuveen Preferred and Income Term Fund (continued)
Portfolio of Investments July 31, 2021

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $171,577,322.

(5)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $130,932,076 have been pledged as collateral for reverse repurchase agreements.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(8)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(9)	For fair value measurement disclosure purposes, investment classified as Level 2.

(10)	Borrowings as a percentage of Total Investments is 26.9%

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $559,267,492 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 6.5%

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPS	Nuveen Preferred Securities Income Fund Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 156.7% (98.8% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 82.0% (51.7% of Total Investments)

	Banks – 26.0%

$2,861	Bank of America Corp, (3)	8.050%	6/15/27	Baa2	$3,707,489
12,300	Bank of America Corp	6.100%	N/A (4)	BBB+	13,812,039
19,300	Bank of America Corp, (5)	6.500%	N/A (4)	BBB+	21,760,750
3,000	Bank of Nova Scotia	4.900%	N/A (4)	BBB–	3,288,750
5,500	Citigroup Inc	5.950%	N/A (4)	BBB–	6,050,000
11,963	Citigroup Inc	4.000%	N/A (4)	BBB–	12,361,368
7,500	Citizens Financial Group Inc	4.000%	N/A (4)	BB+	7,631,250
3,976	Citizens Financial Group Inc	5.650%	N/A (4)	BB+	4,453,120
3,400	Citizens Financial Group Inc, (3)	6.375%	N/A (4)	BB+	3,621,000
14,000	CoBank ACB, (3)	6.250%	N/A (4)	BBB+	15,680,000
12,130	Comerica Inc, (3)	5.625%	N/A (4)	Baa2	13,494,625
6,100	Corestates Capital III, 144A, (3)	0.726%	2/15/27	A1	5,944,558
1,250	DNB Bank ASA	0.391%	N/A (4)	Baa2	1,190,625
1,250	DNB Bank ASA	0.349%	N/A (4)	Baa2	1,190,625
1,000	Fifth Third Bancorp	4.500%	N/A (4)	Baa3	1,076,900
2,500	Goldman Sachs Group Inc	3.800%	N/A (4)	BBB–	2,550,000
30,000	HSBC Capital Funding Dollar 1 LP, 144A	10.176%	N/A (4)	BBB	50,219,400
8,000	HSBC Capital Funding Dollar 1 LP, Reg S	10.176%	N/A (4)	BBB	13,391,840
11,000	Huntington Bancshares Inc/OH, (3)	5.625%	N/A (4)	Baa3	12,870,000
21,000	Huntington Bancshares Inc/OH, (3)	4.450%	N/A (4)	Baa3	22,548,750
2,000	JPMorgan Chase & Co	3.650%	N/A (4)	BBB+	2,018,750
10,300	JPMorgan Chase & Co	3.926%	N/A (4)	BBB+	10,349,624
7,000	JPMorgan Chase & Co, (3)	6.100%	N/A (4)	BBB+	7,621,250
55,800	JPMorgan Chase & Co	6.750%	N/A (4)	BBB+	61,625,520
8,000	KeyCorp Capital III, (3)	7.750%	7/15/29	Baa2	10,332,214
11,300	Lloyds Bank PLC, Reg S	12.000%	N/A (4)	Baa3	12,048,851
2,450	Lloyds Banking Group PLC, 144A	6.657%	N/A (4)	Baa3	3,469,812
4,100	PNC Financial Services Group Inc	6.750%	N/A (4)	Baa2	4,108,938
2,000	Regions Financial Corp	5.750%	N/A (4)	BB+	2,235,000
24,100	Standard Chartered PLC, 144A	7.014%	N/A (4)	BBB–	33,137,500
1,000	SVB Financial Group	4.100%	N/A (4)	Baa2	1,023,500
46,867	Truist Financial Corp	4.950%	N/A (4)	Baa2	51,202,197
36,386	Truist Financial Corp, (5)	4.800%	N/A (4)	Baa2	38,703,424
25,580	Wells Fargo & Co, (3)	7.950%	11/15/29	Baa1	35,713,125
36,150	Wells Fargo & Co, (3)	3.900%	N/A (4)	Baa2	37,528,761
	Total Banks				527,961,555

	Capital Markets – 9.7%

35,150	Bank of New York Mellon Corp, (5)	4.700%	N/A (4)	Baa1	38,887,148
5,400	Bank of New York Mellon Corp	3.555%	N/A (4)	Baa1	5,420,974
10,000	Bank of New York Mellon Corp	3.700%	N/A (4)	Baa1	10,462,000
39,505	Charles Schwab Corp	5.375%	N/A (4)	BBB	44,115,233
2,800	Charles Schwab Corp, (3)	4.000%	N/A (4)	BBB	2,915,360
15,500	Charles Schwab Corp	4.000%	N/A (4)	BBB	16,178,125
18,700	Charles Schwab Corp	7.000%	N/A (4)	BBB	19,167,500
7,500	Depository Trust & Clearing Corp, 144A	3.375%	N/A (4)	A	7,631,250
18,000	Goldman Sachs Group Inc	3.650%	N/A (4)	BBB–	18,081,000
7,600	Goldman Sachs Group Inc	4.950%	N/A (4)	BBB–	8,167,720
6,000	Goldman Sachs Group Inc	5.500%	N/A (4)	BBB–	6,590,400
10,000	State Street Corp	1.119%	6/15/47	A3	8,704,238
867	State Street Corp	3.716%	N/A (4)	Baa1	868,407
10,000	UBS Group AG, Reg S	3.875%	N/A (4)	BBB	10,079,000
	Total Capital Markets				197,268,355

JPS	Nuveen Preferred Securities Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 3.0%

7,000	Ally Financial Inc	4.700%	N/A (4)	BB–	$7,322,000
7,400	Ally Financial Inc	4.700%	N/A (4)	BB–	7,703,400
14,500	American Express Co	3.550%	N/A (4)	Baa2	14,572,500
5,000	Capital One Financial Corp	3.950%	N/A (4)	Baa3	5,150,000
15,487	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (9)	3.935%	N/A (4)	Baa3	15,524,165
10,000	Discover Financial Services, (3)	6.125%	N/A (4)	Ba2	11,263,057
	Total Consumer Finance				61,535,122

	Diversified Financial Services – 3.5%

1,000	Citigroup Inc	5.900%	N/A (4)	BBB–	1,049,400
7,500	Citigroup Inc	5.950%	N/A (4)	BBB–	7,881,525
4,000	JP Morgan Chase & Company	6.000%	N/A (4)	BBB+	4,230,000
12,800	Scentre Group Trust 2, 144A	4.750%	9/24/80	BBB+	13,667,767
28,484	Voya Financial Inc, (3), (6)	5.650%	5/15/53	BBB–	30,119,551
12,700	Voya Financial Inc	6.125%	N/A (4)	BBB–	13,684,250
	Total Diversified Financial Services				70,632,493

	Electric Utilities – 4.6%

24,075	Duke Energy Corp	4.875%	N/A (4)	BBB–	25,651,913
19,091	Emera Inc, (3)	6.750%	6/15/76	BB+	22,360,143
10,000	NextEra Energy Capital Holdings Inc	2.244%	6/15/67	BBB	9,421,281
1,600	NextEra Energy Capital Holdings Inc	4.800%	12/01/77	BBB	1,806,261
21,400	PPL Capital Funding Inc, (3)	2.812%	3/30/67	BBB	21,441,504
5,600	Southern Co, (6)	4.000%	1/15/51	BBB	5,908,000
6,000	Southern Co	5.500%	3/15/57	BBB	6,122,293
	Total Electric Utilities				92,711,395

	Food Products – 0.4%

6,705	Dairy Farmers of America Inc, 144A, (3)	7.125%	N/A (4)	BB+	6,772,050

	Insurance – 26.1%

3,598	ACE Capital Trust II, (5)	9.700%	4/01/30	BBB+	5,409,064
10,500	Allianz SE, 144A	3.500%	N/A (4)	A	10,934,175
4,400	Allianz SE, Reg S	3.500%	N/A (4)	A	4,581,940
4,400	Allstate Corp, (6)	5.750%	8/15/53	Baa1	4,770,480
1,100	Allstate Corp	6.500%	5/15/57	Baa1	1,468,775
13,300	American International Group Inc, (6)	5.750%	4/01/48	BBB–	15,195,250
13,605	American International Group Inc, (3)	8.175%	5/15/58	BBB–	20,186,419
2,299	Aon Corp, (3)	8.205%	1/01/27	BBB	3,021,479
6,210	Argentum Netherlands BV for Swiss Re Ltd, Reg S, (3)	5.750%	8/15/50	BBB+	7,037,545
2,100	Argentum Netherlands BV for Swiss Re Ltd, Reg S	5.625%	8/15/52	BBB+	2,417,625
16,550	AXA SA, (3)	8.600%	12/15/30	A3	25,082,684
17,819	AXA SA, 144A, (3)	6.379%	N/A (4)	Baa1	24,902,052
900	AXA SA, Reg S	5.500%	N/A (4)	A3	918,000
14,550	Cloverie PLC for Zurich Insurance Co Ltd, Reg S	5.625%	6/24/46	A+	16,883,878
1,200	Everest Reinsurance Holdings Inc, (3)	2.541%	5/15/37	BBB	1,133,968
3,321	Hartford Financial Services Group Inc, 144A	2.281%	2/12/47	Baa2	3,208,786
17,300	Legal & General Group PLC, Reg S	5.250%	3/21/47	A3	19,505,750
30,860	Liberty Mutual Group Inc, 144A, (3)	7.800%	3/15/37	Baa3	41,344,521
7,700	Lincoln National Corp	2.174%	4/20/67	BBB	6,584,889
18,800	M&G PLC, Reg S	6.500%	10/20/48	A3	22,776,651
29,600	MetLife Capital Trust IV, 144A, (3)	7.875%	12/15/37	BBB	41,440,000
36,531	MetLife Inc, 144A, (5), (6)	9.250%	4/08/38	BBB	55,825,641
3,000	MetLife Inc	10.750%	8/01/39	BBB	5,167,649
10,500	MetLife Inc	3.850%	N/A (4)	BBB	10,985,625
41,904	Nationwide Financial Services Inc, (3), (6)	6.750%	5/15/37	Baa2	51,437,160
12,800	Nippon Life Insurance Co, 144A, (3)	2.750%	1/21/51	A–	12,672,000
6,225	Prudential Financial Inc, (6)	5.875%	9/15/42	BBB+	6,561,156
27,180	Prudential Financial Inc, (3), (6)	5.625%	6/15/43	BBB+	29,123,384
4,000	Prudential Financial Inc	5.700%	9/15/48	BBB+	4,727,436
6,500	Prudential Financial Inc, (5)	3.700%	10/01/50	BBB+	6,870,384
14,900	Sumitomo Life Insurance Co, 144A, (3)	3.375%	4/15/81	A–	15,458,750

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

24,400	Swiss Re Finance Luxembourg SA, 144A, (3)	5.000%	4/02/49	A	$27,877,000
8,700	Willow No 2 Ireland PLC for Zurich Insurance Co Ltd, Reg S	4.250%	10/01/45	A+	9,435,811
14,394	Zurich Finance Ireland Designated Activity Co, Reg S	3.000%	4/19/51	A+	14,414,555
	Total Insurance				529,360,482

	Machinery – 0.3%

5,700	Stanley Black & Decker Inc	4.000%	3/15/60	BBB+	6,099,000

	Multi-Utilities – 3.2%

38,020	Dominion Energy Inc	4.650%	N/A (4)	BBB–	40,652,885
20,900	NiSource Inc	5.650%	N/A (4)	BBB–	21,892,750
3,000	WEC Energy Group Inc, (3)	2.268%	5/15/67	BBB	2,816,220
	Total Multi-Utilities				65,361,855

	Oil, Gas & Consumable Fuels – 2.8%

5,900	BP Capital Markets PLC	4.375%	N/A (4)	Baa1	6,298,250
16,000	Enbridge Inc, (3)	5.750%	7/15/80	BBB–	18,080,160
10,934	Enterprise Products Operating LLC, (3)	5.250%	8/16/77	Baa2	11,317,428
3,400	Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	3,510,605
14,885	Transcanada Trust, (3)	5.500%	9/15/79	BBB	16,529,792
	Total Oil, Gas & Consumable Fuels				55,736,235

	Road & Rail – 1.4%

25,485	BNSF Funding Trust I	6.613%	12/15/55	A	28,925,475

	Wireless Telecommunication Services – 1.0%

16,516	Vodafone Group PLC, (5)	7.000%	4/04/79	BB+	20,518,098
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,476,591,721)				1,662,882,115

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 50.9% (32.1% of Total Investments) (7)

	Banks – 41.7%

$2,800	Australia & New Zealand Banking Group Ltd/United Kingdom, 144A	6.750%	N/A (4)	Baa2	$3,290,000
17,800	Banco Bilbao Vizcaya Argentaria SA	6.500%	N/A (4)	Ba2	19,402,000
10,200	Banco Bilbao Vizcaya Argentaria SA	6.125%	N/A (4)	Ba2	11,054,250
4,800	Banco Santander SA	4.750%	N/A (4)	Ba1	4,896,000
24,200	Banco Santander SA, Reg S, (3)	7.500%	N/A (4)	Ba1	26,561,920
1,708	Barclays Bank PLC, (3)	7.625%	11/21/22	BBB+	1,857,167
26,000	Barclays PLC	8.000%	N/A (4)	BBB–	29,477,500
63,300	Barclays PLC	7.750%	N/A (4)	BBB–	69,392,625
31,100	Barclays PLC, Reg S	7.875%	N/A (4)	BBB–	32,217,547
5,500	BNP Paribas SA, 144A	7.000%	N/A (4)	BBB	6,624,090
38,585	BNP Paribas SA, 144A, (3), (5)	7.375%	N/A (4)	BBB	45,151,009
10,000	BNP Paribas SA, Reg S	7.375%	N/A (4)	BBB	11,701,700
19,653	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB	22,158,757
31,550	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB	38,397,864
4,466	Credit Agricole SA, Reg S, (3)	8.125%	N/A (4)	BBB	5,435,336
11,588	Danske Bank A/S, Reg S, (3)	6.125%	N/A (4)	BBB–	12,359,877
600	Danske Bank A/S, Reg S	7.000%	N/A (4)	BBB–	673,500
38,192	DNB Bank ASA, Reg S	4.875%	N/A (4)	BBB	40,388,040
13,300	DNB Bank ASA, Reg S	6.500%	N/A (4)	BBB	13,734,910
4,800	HSBC Holdings PLC, (3)	6.250%	N/A (4)	BBB	5,040,000
1,600	HSBC Holdings PLC, (3)	6.000%	N/A (4)	BBB	1,768,000
26,700	ING Groep NV	6.500%	N/A (4)	BBB	29,817,225
9,700	ING Groep NV, Reg S, (3)	6.875%	N/A (4)	BBB	10,039,500
9,600	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	BB–	10,997,952
4,500	Lloyds Banking Group PLC, (3)	6.750%	N/A (4)	Baa3	5,175,000
48,428	Lloyds Banking Group PLC	7.500%	N/A (4)	Baa3	54,648,577
5,075	Macquarie Bank Ltd/London, 144A, (3)	6.125%	N/A (4)	BB+	5,557,125
14,250	Natwest Group PLC	8.000%	N/A (4)	BBB–	16,823,835

JPS	Nuveen Preferred Securities Income Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$5,600	Natwest Group PLC	8.625%	N/A (4)	BBB–	$5,608,400
17,000	Natwest Group PLC	6.000%	N/A (4)	BBB–	18,891,250
26,400	Nordea Bank Abp, 144A, (5)	6.625%	N/A (4)	BBB+	30,376,368
35,090	Nordea Bank Abp, 144A, (5)	6.125%	N/A (4)	BBB+	38,704,270
18,988	Nordea Bank Abp, Reg S, (5)	6.125%	N/A (4)	BBB+	20,943,764
1,000	Skandinaviska Enskilda Banken AB, Reg S	5.625%	N/A (4)	BBB+	1,029,032
10,000	Skandinaviska Enskilda Banken AB, Reg S	5.125%	N/A (4)	BBB+	10,658,300
11,350	Societe Generale SA, 144A, (3)	7.375%	N/A (4)	BB	11,404,594
73,300	Societe Generale SA, 144A, (5)	8.000%	N/A (4)	BB	86,585,625
4,550	Societe Generale SA, 144A	5.375%	N/A (4)	BB+	4,914,000
9,000	Societe Generale SA, Reg S	7.875%	N/A (4)	BB+	10,013,400
16,622	Standard Chartered PLC, 144A	7.500%	N/A (4)	BBB–	17,226,210
13,000	Standard Chartered PLC, 144A	7.750%	N/A (4)	BBB–	14,153,750
4,700	Standard Chartered PLC, Reg S	7.500%	N/A (4)	BBB–	4,870,845
7,200	Svenska Handelsbanken AB, Reg S	4.375%	N/A (4)	A–	7,641,144
12,000	Swedbank AB, Reg S, (3)	6.000%	N/A (4)	BBB	12,315,000
15,000	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	16,631,250
760,795	Total Banks				846,608,508

	Capital Markets – 9.2%

11,000	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB+	11,907,500
58,000	Credit Suisse Group AG, 144A, (3)	7.500%	N/A (4)	BB+	64,017,500
17,400	Credit Suisse Group AG, Reg S	7.500%	N/A (4)	BB+	19,205,250
6,700	Credit Suisse Group AG, Reg S	7.125%	N/A (4)	BB+	6,982,941
35,300	UBS Group AG, Reg S, (3)	6.875%	N/A (4)	BBB	40,434,456
14,500	UBS Group AG, Reg S	7.125%	N/A (4)	BBB	14,513,050
25,000	UBS Group AG, 144A	3.875%	N/A (4)	BBB	25,197,500
3,000	UBS Group AG, 144A, (3)	7.000%	N/A (4)	BBB	3,296,250
170,900	Total Capital Markets				185,554,447
$931,695	Total Contingent Capital Securities (cost $943,479,943)				1,032,162,955

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 17.6% (11.1% of Total Investments)

	Banks – 6.9%

234,365	Associated Banc-Corp	5.625%		Baa3	$6,508,316
315,542	Bank of America Corp	5.375%		BBB+	8,677,405
346,088	Citigroup Inc	6.875%		BBB–	9,939,647
47,500	CoBank ACB, (8)	6.250%		BBB+	5,035,000
53,000	CoBank ACB, (8)	6.200%		BBB+	5,840,600
177,750	Farm Credit Bank of Texas, 144A, (3), (8)	6.750%		Baa1	19,019,250
84,563	Fifth Third Bancorp	6.625%		Baa3	2,427,804
50,000	Fifth Third Bancorp	4.950%		Baa3	1,349,000
40,000	First Republic Bank/CA, (8)	4.000%		BBB–	999,200
150,000	Fulton Financial Corp	5.125%		Baa3	4,087,500
11,474	JPMorgan Chase & Co	5.750%		BBB+	313,011
600	JPMorgan Chase & Co	6.000%		BBB+	16,842
722,103	KeyCorp	6.125%		Baa3	21,547,554
1,590,103	PNC Financial Services Group Inc, (3)	6.125%		Baa2	41,581,193
189,200	Regions Financial Corp, (3)	5.700%		BB+	5,515,180
21,637	Synovus Financial Corp	5.875%		BB–	604,538
216,231	Wells Fargo & Co	5.850%		Baa2	5,859,860
1,400	Wells Fargo & Co	4.750%		Baa2	36,666
	Total Banks				139,358,566

	Capital Markets – 2.0%

135,585	Affiliated Managers Group Inc	5.875%		Baa1	3,799,092
160,000	Affiliated Managers Group Inc	4.750%		Baa1	4,275,200
100,000	Affiliated Managers Group Inc, (8)	4.200%		Baa1	2,486,500
369,239	Goldman Sachs Group Inc	5.500%		Ba1	9,987,915
80	Morgan Stanley	4.000%		Baa3	2,016
622,802	Morgan Stanley	5.850%		Baa3	18,528,359
12,000	Northern Trust Corp	4.700%		BBB+	327,720
74,642	State Street Corp	5.900%		Baa1	2,134,761
	Total Capital Markets				41,541,563

Shares	Description (1)	Coupon	Ratings (2)	Value

	Consumer Finance – 0.2%

50,338	Capital One Financial Corp, (3)	5.000%	Baa3	$1,352,582
130,000	Capital One Financial Corp, (3)	4.800%	Baa3	3,420,300
	Total Consumer Finance			4,772,882

	Diversified Financial Services – 1.2%

105,300	AgriBank FCB, (8)	6.875%	BBB+	11,477,700
242,188	Equitable Holdings Inc, (3)	5.250%	BBB–	6,430,092
100,000	Equitable Holdings Inc	4.300%	BBB–	2,524,000
71,794	National Rural Utilities Cooperative Finance Corp	5.500%	A3	1,957,822
39,705	Voya Financial Inc, (3)	5.350%	BBB–	1,199,091
	Total Diversified Financial Services			23,588,705

	Diversified Telecommunication Services – 0.8%

578,314	AT&T Inc	4.750%	BBB–	15,307,972
20,680	AT&T Inc, (3)	5.000%	BBB–	555,051
25,000	AT&T Inc	5.625%	BBB+	685,750
	Total Diversified Telecommunication Services			16,548,773

	Electric Utilities – 1.8%

154,334	Alabama Power Co	5.000%	A3	4,113,001
5,786	CMS Energy Corp	5.875%	BBB–	159,115
83,500	DTE Energy Co	4.375%	BBB–	2,210,245
152,276	Duke Energy Corp, (3)	5.750%	BBB–	4,332,252
16,000	Entergy Texas Inc, (3)	5.375%	BBB–	436,800
272,154	Integrys Holding Inc, (8)	6.000%	BBB	7,133,156
112,272	Interstate Power and Light Co	5.100%	BBB	2,914,581
197,288	NextEra Energy Capital Holdings Inc	5.650%	BBB	5,510,254
86,891	Southern Co	5.250%	BBB	2,339,975
190,878	Southern Co	4.950%	BBB	5,119,348
55,372	Southern Co	4.200%	BBB	1,451,854
	Total Electric Utilities			35,720,581

	Equity Real Estate Investment Trust – 1.5%

200	Kimco Realty Corp	5.125%	Baa2	5,258
3,000	National Retail Properties Inc	5.200%	Baa2	76,560
80,301	Prologis Inc, (8)	8.540%	BBB	5,781,672
105,700	PS Business Parks Inc	5.250%	BBB	2,812,677
5,583	PS Business Parks Inc	4.875%	BBB	155,375
193,083	Public Storage	5.600%	A3	5,421,771
8,331	Public Storage, (3)	4.875%	A3	232,268
111,690	Public Storage, (3)	4.750%	A3	3,120,618
131,589	Public Storage	4.625%	A3	3,663,438
83,200	Public Storage	4.125%	A3	2,184,000
300,000	Public Storage	4.000%	A3	7,647,000
9,385	Vornado Realty Trust, (3)	5.400%	Baa3	245,793
	Total Equity Real Estate Investment Trust			31,346,430

	Food Products – 0.6%

91,900	Dairy Farmers of America Inc, 144A, (8)	7.875%	BB+	9,232,458
32,500	Dairy Farmers of America Inc, 144A, (8)	7.875%	BB+	3,321,890
	Total Food Products			12,554,348

	Insurance – 1.8%

605,623	Allstate Corp, (3)	5.100%	Baa1	16,454,777
93,406	American Financial Group Inc/OH	5.875%	Baa2	2,609,764
60,000	American Financial Group Inc/OH	5.625%	Baa2	1,723,800
19,825	American International Group Inc	5.850%	BBB–	543,205
64,796	Arch Capital Group Ltd	5.250%	BBB	1,640,635
24,814	Arch Capital Group Ltd	5.450%	BBB	652,856
287,580	Hartford Financial Services Group Inc, (3)	7.875%	Baa2	7,606,491
3,839	Hartford Financial Services Group Inc	6.000%	BBB–	109,719
30,000	MetLife Inc	4.750%	BBB	808,800
50,813	Prudential Financial Inc	4.125%	BBB+	1,333,841
40,000	RenaissanceRe Holdings Ltd, (8)	4.200%	BBB	1,020,000

JPS	Nuveen Preferred Securities Income Fund (continued)
Portfolio of Investments July 31, 2021

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

6,060	W R Berkley Corp	5.700%		Baa2	$164,650
40,000	W R Berkley Corp	4.250%		BBB–	1,082,000
	Total Insurance				35,750,538

	Multi-Utilities – 0.6%

179,646	Algonquin Power & Utilities Corp	6.200%		BB+	5,024,698
280,000	DTE Energy Co	5.250%		BBB–	7,408,800
	Total Multi-Utilities				12,433,498

	Oil, Gas & Consumable Fuels – 0.2%

125,563	Enbridge Inc	6.375%		BBB–	3,421,592

	Wireless Telecommunication Services – 0.0%

20,610	United States Cellular Corp	6.250%		Ba1	572,546
	Total $25 Par (or similar) Retail Preferred (cost $330,086,917)				357,610,022

Shares	Description (1)	Coupon		Ratings (2)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.8% (1.7% of Total Investments)

	Banks – 2.8%

8,424	Bank of America Corp	7.250%		BBB+	$12,463,729
28,725	Wells Fargo & Co	7.500%		Baa2	43,446,850
	Total Banks				55,910,579
	Total Convertible Preferred Securities (cost $49,976,829)				55,910,579

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 2.3% (1.5% of Total Investments)

	Banks – 1.0%

$7,000	Citizens Financial Group Inc	6.000%	1/06/70	BB+	$7,308,000
3,600	JPMorgan Chase & Co, (5)	8.750%	9/01/30	Baa1	5,503,414
4,469	Lloyds Banking Group PLC, Reg S	6.413%	4/01/70	Baa3	6,183,979
1,000	Lloyds Banking Group PLC, Reg S	6.657%	5/21/70	Baa3	1,416,250
16,069	Total Banks				20,411,643

	Equity Real Estate Investment Trust – 0.8%

16,100	Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	17,320,380

	Insurance – 0.5%

6,150	Liberty Mutual Insurance Co, 144A, (3)	7.697%	10/15/97	BBB+	9,896,731
$38,319	Total Corporate Bonds (cost $40,133,287)				47,628,754

Shares	Description (1)				Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

723,135	BlackRock Credit Allocation Income Trust				$11,157,973
646,421	John Hancock Preferred Income Fund III				12,456,533
	Total Investment Companies (cost $28,159,181)				23,614,506
	Total Long-Term Investments (cost $2,868,427,878)				3,179,808,931

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7% (1.2% of Total Investments)

	REPURCHASE AGREEMENTS – 1.7% (1.2% of Total Investments)

$34,659	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $34,659,043, collateralized by $34,530,300 U.S. Treasury Bond, 1.875%, due 2/15/41, value $35,062,801: $206,800 U.S. Treasury Bond, 4.250%, due 5/15/39, value $289,504	0.000%	8/02/21	$34,659,043
	Total Short-Term Investments (cost $34,659,043)			34,659,043
	Total Investments (cost $2,903,086,921) – 158.5%			3,214,467,974
	Borrowings – (43.0)% (10),(11)			(873,300,000)
	Reverse Repurchase Agreements, including accrued interest – (13.6)% (12)			(275,189,563)
	Other Assets Less Liabilities – (1.9)% (13)			(37,006,176)
	Net Assets Applicable to Common Shares – 100%			$2,028,972,235

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (14)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, LLC	$521,000,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$(40,573,152)	$(40,573,152)
Morgan Stanley Capital Services, LLC	90,000,000	Receive	1-Month LIBOR	2.364	Monthly	7/01/19	7/01/26	7/01/28	(9,722,849)	(9,722,849)
Total	$611,000,000								$(50,296,001)	$(50,296,001)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the reporting period, investments with a value of $618,250,621 have been pledged as collateral for reverse repurchase agreements.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the reporting period was $359,230,035.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(7)

Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(8)	For fair value measurement disclosure purposes, investment classified as Level 2.

(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(10)	Borrowings as a percentage of Total Investments is 27.2%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $1,862,230,722 have been pledged as collateral for borrowings.

(12)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total Investments is 8.6%.

(13)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

JPT	Nuveen Preferred and Income 2022 Term Fund Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 127.0% (99.7% of Total Investments)

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 85.1% (66.8% of Total Investments)

	Automobiles – 2.9%

$1,175	General Motors Financial Co Inc	5.700%	N/A (3)	BB+	$1,341,039
3,329	General Motors Financial Co Inc	5.750%	N/A (3)	BB+	3,627,811
	Total Automobiles				4,968,850

	Banks – 32.3%

1,375	Bank of America Corp	6.300%	N/A (3)	BBB+	1,605,313
480	Bank of America Corp	6.100%	N/A (3)	BBB+	539,006
855	Bank of America Corp	6.250%	N/A (3)	BBB+	944,775
2,245	Bank of America Corp	6.500%	N/A (3)	BBB+	2,531,238
625	CIT Group Inc	5.800%	N/A (3)	Ba3	641,875
3,467	Citigroup Inc	5.950%	N/A (3)	BBB–	3,813,700
3,650	Citigroup Inc	6.300%	N/A (3)	BBB–	3,931,050
1,430	Citigroup Inc	6.250%	N/A (3)	BBB–	1,655,225
1,504	Citizens Financial Group Inc	6.375%	N/A (3)	BB+	1,601,760
833	CoBank ACB	6.250%	N/A (3)	BBB+	932,960
1,640	Farm Credit Bank of Texas, 144A	5.700%	N/A (3)	Baa1	1,787,600
550	Fifth Third Bancorp	4.500%	N/A (3)	Baa3	592,295
1,765	Huntington Bancshares Inc/OH	5.625%	N/A (3)	Baa3	2,065,050
2,270	JPMorgan Chase & Co	5.000%	N/A (3)	BBB+	2,396,168
1,125	JPMorgan Chase & Co	6.100%	N/A (3)	BBB+	1,224,844
5,025	JPMorgan Chase & Co	6.750%	N/A (3)	BBB+	5,549,610
3,745	Lloyds Bank PLC, 144A	12.000%	N/A (3)	Baa3	3,993,106
465	M&T Bank Corp	6.450%	N/A (3)	Baa2	513,825
1,220	M&T Bank Corp	5.125%	N/A (3)	Baa2	1,356,544
425	PNC Financial Services Group Inc	6.750%	N/A (3)	Baa2	425,927
1,266	PNC Financial Services Group Inc	5.000%	N/A (3)	Baa2	1,413,174
750	Regions Financial Corp	5.750%	N/A (3)	BB+	838,125
525	SVB Financial Group	4.000%	N/A (3)	Baa2	545,344
420	SVB Financial Group	4.100%	N/A (3)	Baa2	429,870
3,260	Truist Financial Corp	4.800%	N/A (3)	Baa2	3,467,629
590	Truist Financial Corp	5.100%	N/A (3)	Baa2	678,500
1,635	Truist Financial Corp	5.050%	N/A (3)	Baa2	1,677,902
805	Wells Fargo & Co	7.950%	11/15/29	Baa1	1,123,888
3,780	Wells Fargo & Co	5.900%	N/A (3)	Baa2	4,074,764
2,040	Wells Fargo & Co	5.875%	N/A (3)	Baa2	2,310,300
355	Zions Bancorp NA	5.800%	N/A (3)	BB+	367,698
355	Zions Bancorp NA	7.200%	N/A (3)	BB+	389,258
	Total Banks				55,418,323

	Capital Markets – 5.8%

610	Bank of New York Mellon Corp	4.700%	N/A (3)	Baa1	674,855
2,975	Charles Schwab Corp	5.375%	N/A (3)	BBB	3,322,183
1,250	Dresdner Funding Trust I, 144A	8.151%	6/30/31	Ba1	1,800,555
1,854	Goldman Sachs Group Inc	5.300%	N/A (3)	BBB–	2,064,410
1,918	Goldman Sachs Group Inc	5.500%	N/A (3)	BBB–	2,106,731
	Total Capital Markets				9,968,734

	Consumer Finance – 3.6%

1,060	Ally Financial Inc	4.700%	N/A (3)	BB–	1,108,760
790	Ally Financial Inc	4.700%	N/A (3)	BB–	822,390
1,060	American Express Co	3.550%	N/A (3)	Baa2	1,065,300
820	Capital One Financial Corp	3.950%	N/A (3)	Baa3	844,600
575	Capital One Financial Corp, (3-Month LIBOR reference rate + 3.800% spread), (4)	3.935%	N/A (3)	Baa3	576,380
1,555	Discover Financial Services	6.125%	N/A (3)	Ba2	1,751,405
	Total Consumer Finance				6,168,835

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 3.5%

905	American AgCredit Corp, 144A	5.250%	N/A (3)	BB+	$923,100
1,025	Capital Farm Credit ACA, 144A	5.000%	N/A (3)	BB	1,066,000
250	Compeer Financial ACA, 144A	4.875%	N/A (3)	BB+	253,750
1,130	Equitable Holdings Inc	4.950%	N/A (3)	BBB–	1,226,050
2,360	Voya Financial Inc	6.125%	N/A (3)	BBB–	2,542,900
	Total Diversified Financial Services				6,011,800

	Electric Utilities – 3.8%

640	Edison International	5.375%	N/A (3)	BB+	648,400
1,170	Electricite de France SA, 144A	5.250%	N/A (3)	BBB	1,227,915
3,320	Emera Inc	6.750%	6/15/76	BB+	3,888,517
695	Southern Co	4.000%	1/15/51	BBB	733,225
	Total Electric Utilities				6,498,057

	Food Products – 5.2%

2,005	Dairy Farmers of America Inc, 144A	7.125%	N/A (3)	BB+	2,025,050
1,550	Land O’ Lakes Inc, 144A	8.000%	N/A (3)	BB	1,666,250
2,775	Land O’ Lakes Inc, 144A	7.000%	N/A (3)	BB	2,886,000
2,120	Land O’ Lakes Inc, 144A	7.250%	N/A (3)	BB	2,279,148
	Total Food Products				8,856,448

	Independent Power & Renewable Electricity Producers – 0.6%

355	AES Andes SA, 144A	7.125%	3/26/79	BB	374,525
725	AES Andes SA, 144A	6.350%	10/07/79	BB	765,970
	Total Independent Power & Renewable Electricity Producers				1,140,495

	Industrial Conglomerates – 1.6%

2,777	General Electric Co, (3-Month LIBOR reference rate + 3.330% spread), (4)	3.449%	N/A (3)	BBB–	2,714,518

	Insurance – 16.8%

1,530	American International Group Inc	5.750%	4/01/48	BBB–	1,748,025
5,090	Assured Guaranty Municipal Holdings Inc, 144A	6.400%	12/15/66	BBB+	5,591,526
1,500	AXA SA	8.600%	12/15/30	A3	2,273,355
1,305	AXIS Specialty Finance LLC	4.900%	1/15/40	BBB	1,394,447
970	Enstar Finance LLC	5.750%	9/01/40	BB+	1,034,542
980	Fidelis Insurance Holdings Ltd, 144A	6.625%	4/01/41	BB+	1,010,970
3,355	Markel Corp	6.000%	N/A (3)	BBB–	3,719,823
1,900	MetLife Inc, 144A	9.250%	4/08/38	BBB	2,903,526
1,205	MetLife Inc	5.875%	N/A (3)	BBB	1,410,419
770	PartnerRe Finance B LLC	4.500%	10/01/50	Baa1	808,130
1,670	Provident Financing Trust I	7.405%	3/15/38	BB+	2,056,961
505	Prudential Financial Inc	3.700%	10/01/50	BBB+	533,776
940	QBE Insurance Group Ltd, 144A	5.875%	N/A (3)	Baa2	1,031,650
740	SBL Holdings Inc, 144A	6.500%	N/A (3)	BB	734,450
2,490	SBL Holdings Inc, 144A	7.000%	N/A (3)	BB	2,521,125
	Total Insurance				28,772,725

	Multi-Utilities – 2.2%

2,040	CenterPoint Energy Inc	6.125%	N/A (3)	BBB–	2,157,300
215	CMS Energy Corp	4.750%	6/01/50	BBB–	241,402
304	NiSource Inc	5.650%	N/A (3)	BBB–	318,440
930	Sempra Energy	4.875%	N/A (3)	BBB–	1,014,862
	Total Multi-Utilities				3,732,004

	Oil, Gas & Consumable Fuels – 2.4%

1,380	Enbridge Inc	5.750%	7/15/80	BBB–	1,559,414
465	Energy Transfer LP	6.500%	N/A (3)	BB	477,234
1,465	MPLX LP	6.875%	N/A (3)	BB+	1,490,637
498	Transcanada Trust	5.500%	9/15/79	BBB	553,029
	Total Oil, Gas & Consumable Fuels				4,080,314

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 2.8%

2,285	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB+	$2,450,662
1,705	AerCap Holdings NV	5.875%	10/10/79	BB+	1,790,250
580	Air Lease Corp	4.650%	N/A (3)	BB+	606,100
	Total Trading Companies & Distributors				4,847,012

	U.S. Agency – 0.4%

615	Farm Credit Bank of Texas, 144A	6.200%	N/A (3)	BBB+	662,663

	Wireless Telecommunication Services – 1.2%

1,655	Vodafone Group PLC	7.000%	4/04/79	BB+	2,056,034
	Total $1,000 Par (or similar) Institutional Preferred (cost $136,185,269)				145,896,812

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 35.7% (28.1% of Total Investments)

	Banks – 8.3%

16,050	CoBank ACB, (5)	6.250%		BBB+	$1,701,300
34,640	CoBank ACB, (5)	6.200%		BBB+	3,817,328
15,000	Farm Credit Bank of Texas, 144A, (5)	6.750%		Baa1	1,605,000
49,966	Fifth Third Bancorp	6.625%		Baa3	1,434,524
14,200	KeyCorp	6.125%		Baa3	423,728
99,200	Regions Financial Corp	6.375%		BB+	2,876,800
14,300	Regions Financial Corp	5.700%		BB+	416,845
25,994	Synovus Financial Corp	5.875%		BB–	726,272
16,400	Wells Fargo & Co	4.750%		Baa2	429,516
30,483	Wintrust Financial Corp	6.875%		BB	878,215
	Total Banks				14,309,528

	Capital Markets – 3.3%

7,777	Goldman Sachs Group Inc	5.500%		Ba1	210,368
42,974	Morgan Stanley	7.125%		Baa3	1,237,651
69,451	Morgan Stanley	6.875%		Baa3	1,964,769
54,400	Morgan Stanley	5.850%		Baa3	1,618,400
23,100	Morgan Stanley	6.375%		Baa3	660,198
	Total Capital Markets				5,691,386

	Consumer Finance – 0.3%

2,907	GMAC Capital Trust I	5.941%		BB–	77,413
19,400	Synchrony Financial	5.625%		BB–	518,950
	Total Consumer Finance				596,363

	Diversified Financial Services – 5.5%

32,213	AgriBank FCB, (5)	6.875%		BBB+	3,511,217
2,000	Compeer Financial ACA, 144A, (5)	6.750%		BB+	2,150,000
26,200	Equitable Holdings Inc	5.250%		BBB–	695,610
99,201	Voya Financial Inc	5.350%		BBB–	2,995,870
	Total Diversified Financial Services				9,352,697

	Diversified Telecommunication Services – 0.3%

18,900	AT&T Inc	4.750%		BBB–	500,283

	Equity Real Estate Investment Trust – 1.2%

2,000	Firstar Realty LLC, 144A, (5)	8.875%		A3	2,060,000

	Food Products – 3.5%

26,859	CHS Inc	7.875%		N/R	771,122
68,707	CHS Inc	7.100%		N/R	1,947,844
31,132	CHS Inc	6.750%		N/R	876,988
81,867	CHS Inc	7.500%		N/R	2,393,791
	Total Food Products				5,989,745

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance – 8.8%

63,100	American Equity Investment Life Holding Co	5.950%		BB	$1,796,457
42,800	American Equity Investment Life Holding Co	6.625%		BB	1,216,804
71,888	Aspen Insurance Holdings Ltd	5.950%		BB+	1,984,109
74,900	Aspen Insurance Holdings Ltd	5.625%		BB+	2,087,463
12,000	Assurant Inc	5.250%		BB+	328,200
82,700	Athene Holding Ltd	6.350%		BBB	2,460,325
41,700	Athene Holding Ltd	6.375%		BBB	1,198,875
31,900	Enstar Group Ltd	7.000%		BB+	949,025
37,983	Maiden Holdings North America Ltd	7.750%		N/R	909,693
50,002	Reinsurance Group of America Inc	5.750%		BBB+	1,450,058
28,300	Selective Insurance Group Inc	4.600%		BBB–	737,215
	Total Insurance				15,118,224

	Oil, Gas & Consumable Fuels – 2.3%

100,334	NuStar Energy LP	8.500%		B2	2,527,414
46,222	NuStar Energy LP	7.625%		B2	1,076,973
10,020	NuStar Logistics LP	6.860%		B	253,205
	Total Oil, Gas & Consumable Fuels				3,857,592

	Thrifts & Mortgage Finance – 1.7%

11,064	Federal Agricultural Mortgage Corp	6.000%		N/R	305,809
86,431	New York Community Bancorp Inc	6.375%		Ba2	2,549,714
	Total Thrifts & Mortgage Finance				2,855,523

	Trading Companies & Distributors – 0.5%

32,771	Air Lease Corp	6.150%		BB+	893,993
	Total $25 Par (or similar) Retail Preferred (cost $57,738,602)				61,225,334

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 6.2% (4.8% of Total Investments)

	Banks – 0.7%

$1,000	Commerzbank AG, 144A	8.125%	9/19/23	Baa3	$1,135,114

	Insurance – 4.9%

780	Aegon NV	5.500%	4/11/48	Baa1	902,183
3,125	Assurant Inc	7.000%	3/27/48	BB+	3,637,402
2,840	QBE Insurance Group Ltd, 144A	7.500%	11/24/43	Baa1	3,195,000
618	QBE Insurance Group Ltd, Reg S	6.750%	12/02/44	BBB	704,520
7,363	Total Insurance				8,439,105

	Oil, Gas & Consumable Fuels – 0.6%

825	Enbridge Inc	6.000%	1/15/77	BBB–	915,750
$9,188	Total Corporate Bonds (cost $9,503,154)				10,489,969
	Total Long-Term Investments (cost $203,427,025)				217,612,115

JPT	Nuveen Preferred and Income 2022 Term Fund (continued)
Portfolio of Investments July 31, 2021

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$729	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/21, repurchase price $728,561, collateralized by $833,600 U.S. Treasury Bond, 1.125%, due 8/15/40, value $743,150	0.000%	8/02/21	$728,561
	Total Short-Term Investments (cost $728,561)			728,561
	Total Investments (cost $204,155,586) – 127.4%			218,340,676
	Borrowings – (27.4)% (6), (7)			(47,000,000)
	Other Assets Less Liabilities – 0.0% (8)			36,908
	Net Assets Applicable to Common Shares – 100%			$171,377,584

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	(51)	9/21	$(6,718,559)	$(6,857,109)	$(138,551)	$(11,953)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2.

(6)	Borrowings as a percentage of Total Investments is 21.5%.

(7)

The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(8)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2021

	JPC	JPI	JPS	JPT
Assets
Long-term investments, at value (cost $1,481,168,578, $795,496,087, $2,868,427,878 and $203,427,025, respectively)	$1,608,746,983	$871,010,856	$3,179,808,931	$217,612,115
Short-term investments, at value (cost approximates value)	24,747,355	2,252,715	34,659,043	728,561
Cash	1,753,749	1,587,967	10,129,844	—
Cash collateral at brokers for investments in futures(1)	524,993	491,994	—	85,025
Receivable for:
Dividends	227,009	90,048	1,022,025	20,199
Interest	17,230,362	9,688,600	38,427,397	2,090,099
Investments sold	—	—	196,740	—
Reclaims	49,947	39	—	—
Shares sold	563,167	—	1,541,350	—
Deferred offering costs	189,337	—	199,352	—
Other assets	404,221	76,988	779,745	244
Total assets	1,654,437,123	885,199,207	3,266,764,427	220,536,243
Liabilities
Cash overdraft	—	—	—	34,712
Borrowings	462,700,000	234,800,000	873,300,000	47,000,000
Reverse repurchase agreements, including accrued interest	121,083,408	56,544,924	275,189,563	—
Unrealized depreciation on interest rate swaps	26,795,980	7,531,563	50,296,001	—
Payable for:
Dividends	5,399,230	2,942,795	10,217,828	792,885
Investments purchased – regular settlement	7,433,883	4,349,033	24,683,125	1,060,000
Variation margin on futures contracts	77,344	72,891	—	11,953
Accrued expenses:
Interest	335,554	170,343	626,034	2,144
Management fees	1,100,871	621,824	2,128,581	158,034
Trustees fees	399,126	75,050	765,336	1,689
Shelf offering costs	65,016	—	47,587	—
Other	332,521	207,548	538,137	97,242
Total liabilities	625,722,933	307,315,971	1,237,792,192	49,158,659
Net assets applicable to common shares	$1,028,714,190	$577,883,236	$2,028,972,235	$171,377,584
Common shares outstanding	103,844,758	22,766,263	204,760,555	6,844,067
Net asset value (“NAV”) per common share outstanding	$9.91	$25.38	$9.91	$25.04
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$1,038,448	$227,663	$2,047,606	$68,441
Paid-in-surplus	1,037,179,800	537,721,224	1,868,452,920	168,083,874
Total distributable earnings	(9,504,058)	39,934,349	158,471,709	3,225,269
Net assets applicable to common shares	$1,028,714,190	$577,883,236	$2,028,972,235	$171,377,584
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Year Ended July 31, 2021

	JPC	JPI	JPS	JPT
Investment Income
Dividends	$28,463,879	$11,445,083	$23,809,565	$3,944,450
Interest	58,297,857	35,677,113	138,447,588	7,273,385
Rehypothecation income	217,389	92,078	326,769	—
Total investment income	86,979,125	47,214,274	162,583,922	11,217,835
Expenses
Management fees	12,465,635	6,998,541	24,381,173	1,759,711
Interest expense	4,869,485	2,417,301	9,624,227	367,500
Custodian fees	141,227	86,795	203,748	33,468
Trustees fees	41,769	22,406	82,767	5,342
Professional fees	115,497	74,092	178,780	47,121
Shareholder reporting expenses	119,608	58,341	241,209	27,861
Shareholder servicing agent fees	2,244	531	5,174	542
Stock exchange listing fees	28,076	6,627	55,369	6,627
Investor relations expenses	65,687	34,522	130,527	8,826
Other	18,401	16,731	16,800	8,742
Total expenses	17,867,629	9,715,887	34,919,774	2,265,740
Net investment income (loss)	69,111,496	37,498,387	127,664,148	8,952,095
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	8,606,310	8,849,056	19,722,013	771,145
Futures contracts	1,062,326	976,904	—	232,378
Swaps	(6,217,126)	(2,991,949)	(11,669,868)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,072,375	54,551,734	131,150,023	14,886,835
Futures contracts	(526,263)	(506,715)	—	(54,008)
Swaps	15,312,751	3,970,105	28,742,497	—
Net realized and unrealized gain (loss)	108,310,373	64,849,135	167,944,665	15,836,350
Net increase (decrease) in net assets applicable to common shares from operations	$177,421,869	$102,347,522	$295,608,813	$24,788,445

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JPC		JPI
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$69,111,496	$67,236,480	$37,498,387	$36,087,268
Net realized gain (loss) from:
Investments and foreign currency	8,606,310	(65,711,069)	8,849,056	(22,506,803)
Futures contracts	1,062,326	(2,608,517)	976,904	(2,379,676)
Swaps	(6,217,126)	(1,473,476)	(2,991,949)	(705,667)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	90,072,375	(28,862,271)	54,551,734	(15,637,860)
Futures contracts	(526,263)	(370,240)	(506,715)	(338,172)
Swaps	15,312,751	(31,798,920)	3,970,105	(8,528,772)
Net increase (decrease) in net assets applicable to common shares from operations	177,421,869	(63,588,013)	102,347,522	(14,009,682)
Distributions to Common Shareholders
Dividends	(65,752,057)	(69,950,246)	(35,645,968)	(35,590,098)
Return of capital	—	(2,384,333)	—	(959,791)
Decrease in net assets applicable to common shares from distributions to common shareholders	(65,752,057)	(72,334,579)	(35,645,968)	(36,549,889)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	4,757,224	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	93,796	190,641	122,141	96,137
Net increase (decrease) in net assets applicable to common shares from capital share transactions	4,851,020	190,641	122,141	96,137
Net increase (decrease) in net assets applicable to common shares	116,520,832	(135,731,951)	66,823,695	(50,463,434)
Net assets applicable to common shares at the beginning of period	$912,193,358	$1,047,925,309	$511,059,541	$561,522,975
Net assets applicable to common shares at the end of period	$1,028,714,190	$912,193,358	$577,883,236	$511,059,541

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	JPS		JPT
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$127,664,148	$129,023,364	$8,952,095	$8,818,091
Net realized gain (loss) from:
Investments and foreign currency	19,722,013	(68,779,726)	771,145	(4,247,635)
Futures contracts	—	—	232,378	(594,879)
Swaps	(11,669,868)	(2,767,376)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	131,150,023	(22,544,449)	14,886,835	(3,744,189)
Futures contracts	—	—	(54,008)	(84,543)
Swaps	28,742,497	(59,688,741)	—	—
Net increase (decrease) in net assets applicable to common shares from operations	295,608,813	(24,756,928)	24,788,445	146,845
Distributions to Common Shareholders
Dividends	(123,552,214)	(122,286,673)	(9,728,671)	(9,720,057)
Return of capital	—	(10,169,864)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(123,552,214)	(132,456,537)	(9,728,671)	(9,720,057)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	9,215,446	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	466,698	—	118,396	149,932
Net increase (decrease) in net assets applicable to common shares from capital share transactions	9,682,144	—	118,396	149,932
Net increase (decrease) in net assets applicable to common shares	181,738,743	(157,213,465)	15,178,170	(9,423,280)
Net assets applicable to common shares at the beginning of period	$1,847,233,492	$2,004,446,957	$156,199,414	$165,622,694
Net assets applicable to common shares at the end of period	$2,028,972,235	$1,847,233,492	$171,377,584	$156,199,414

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended July 31, 2021

	JPC	JPI	JPS	JPT
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$177,421,869	$102,347,522	$295,608,813	$24,788,445
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(428,045,011)	(225,205,087)	(605,118,261)	(62,433,861)
Proceeds from sales and maturities of investments	321,921,935	176,594,385	406,988,189	51,093,067
Proceeds from (Purchases of) short-term investments, net	(3,768,948)	(2,006,890)	18,361,354	989,781
Amortization (Accretion) of premiums and discounts, net	6,897,421	2,431,570	11,132,989	854,819
(Increase) Decrease in:
Receivable for dividends	211,565	69,439	252,010	42,859
Receivable for interest	(2,307,529)	(1,087,730)	(821,916)	(289,907)
Receivable for investments sold	2,989,738	1,217,543	362,598	88,525
Receivable for reclaims	(42)	(39)	—	—
Receivable for shares sold	(563,167)	—	(1,541,350)	—
Other assets	(56,315)	(11,861)	(132,392)	4,484
Increase (Decrease) in:
Payable for investments purchased - regular settlement	774,635	1,222,683	17,908,125	322,500
Payable for variation margin on futures contracts	61,469	58,391	—	8,328
Accrued interest	39,490	25,562	43,235	(26,979)
Accrued management fees	155,657	89,739	227,903	21,949
Accrued Trustees fees	75,222	15,398	142,882	(148)
Accrued shelf offering costs	65,016	—	47,587	—
Accrued other expenses	139,349	96,032	215,324	43,216
Net realized (gain) loss from investments and foreign currency	(8,606,310)	(8,849,056)	(19,722,013)	(771,145)
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(90,072,375)	(54,551,734)	(131,150,023)	(14,886,835)
Swaps	(15,312,751)	(3,970,105)	(28,742,497)	—
Net cash provided by (used in) operating activities	(37,979,082)	(11,514,238)	(35,937,443)	(150,902)
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	—	—	—	34,712
Proceeds from reverse repurchase agreements	36,000,000	11,500,000	27,000,000	—
(Repayments of) reverse repurchase agreements	(15,000,000)	—	—	—
Proceeds from borrowings	62,700,000	34,800,000	133,000,000	9,700,000
Proceeds from shelf offering, net of offering costs	4,567,887	—	9,016,094	—
Cash distributions paid to common shareholders	(65,636,412)	(35,497,757)	(123,053,808)	(9,603,811)
Net cash provided by (used in) financing activities	22,631,475	10,802,243	45,962,286	130,901
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(15,347,607)	(711,995)	10,024,843	(20,001)
Cash and cash collateral at brokers at the beginning of period	17,626,349	2,791,956	105,001	105,026
Cash and cash collateral at brokers at the end of period	$2,278,742	$2,079,961	$10,129,844	$85,025

The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:

	JPC	JPI	JPS	JPT
Cash	$1,753,749	$1,587,967	$10,129,844	$—
Cash collateral at brokers for investments in futures	524,993	491,994	—	85,025
Total cash and cash collateral at brokers	$2,278,742	$2,079,961	$10,129,844	$85,025

Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding costs)	$4,829,995	$2,391,739	$9,580,992	$385,571
Non-cash financing activities not included herein consists of reinvestments of common share distributions	93,796	122,141	466,698	118,396

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Premium from Shares Sold through Shelf Offering		Shelf Offering Costs		Ending NAV	Ending Share Price

JPC
Year Ended 7/31:
2021	$8.83	$0.67	$1.05	$1.72	$(0.64)	$—	$—	$(0.64)	$—	*	$—	*	$9.91	$10.00
2020	10.14	0.65	(1.26)	(0.61)	(0.68)	—	(0.02)	(0.70)	—		—		8.83	8.81
2019	10.16	0.70	0.01	0.71	(0.70)	—	(0.03)	(0.73)	—		—		10.14	9.91
2018	10.87	0.76	(0.70)	0.06	(0.77)	—	— *	(0.77)	—		—		10.16	9.44
2017	10.53	0.72	0.40	1.12	(0.77)	—	(0.01)	(0.78)	—		—		10.87	10.59

JPI

Year Ended 7/31:
2021	22.45	1.65	$2.85	4.50	(1.57)	—	—	(1.57)	—		—		25.38	26.26
2020	24.67	1.59	(2.20)	(0.61)	(1.57)	—	(0.04)	(1.61)	—		—		22.45	22.20
2019	24.39	1.64	0.27	1.91	(1.61)	—	(0.02)	(1.63)	—		—		24.67	24.27
2018	25.97	1.66	(1.55)	0.11	(1.62)	—	(0.07)	(1.69)	—		—		24.39	23.13
2017	24.60	1.75	1.46	3.21	(1.77)	—	(0.07)	(1.84)	—		—		25.97	25.15

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPC

Year Ended 7/31:
2021	$462,700	$3,223
2020	400,000	3,280
2019	455,000	3,303
2018	437,000	3,403
2017	540,000	3,079

JPI

Year Ended 7/31:
2021	$234,800	$3,461
2020	200,000	3,555
2019	210,000	3,674
2018	225,000	3,467
2017	225,000	3,627

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.93%	21.55%	$1,028,714	1.81%	7.02%	23%
(6.16)	(4.12)	912,193	2.50	6.87	32
7.48	13.52	1,047,925	3.04	7.10	23
0.57	(3.76)	1,049,894	2.59	7.19	29
11.16	9.73	1,122,751	1.92	6.82	32

20.54	26.22	577,883	1.76	6.79	23
(2.50)	(1.93)	511,060	2.34	6.75	34
8.29	12.79	561,523	2.72	6.90	27
0.37	(1.40)	555,058	2.22	6.56	26
13.62	10.29	591,018	1.93	7.04	19

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPC	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2021	0.49%
2020	1.17
2019	1.73
2018	1.29
2017	0.70

JPI

Year Ended 7/31:
2021	0.44%
2020	1.01
2019	1.43
2018	0.97
2017	0.67

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Offering Costs	Discount per Share Repurchased and Retired		Shelf Offering Costs		Premium from Shares Sold through Shelf Offering		Ending NAV	Ending Share Price

JPS

Year Ended 7/31:
2021	$9.06	$0.63	$0.83	$1.46	$(0.61)	$—	$—	$(0.61)	$—	$—		$—	**	$—	**	$9.91	$10.02
2020	9.84	0.63	(0.76)	(0.13)	(0.60)	—	(0.05)	(0.65)	—	—		—		—		9.06	9.07
2019	9.73	0.66	0.12	0.78	(0.66)	—	(0.01)	(0.67)	—	—	**	—		—		9.84	9.79
2018	10.39	0.69	(0.62)	0.07	(0.73)	—	—	(0.73)	—	—		—		—		9.73	8.94
2017	9.67	0.71	0.75	1.46	(0.74)	—	—	(0.74)	—	—		—		—		10.39	10.30

JPT

Year Ended 7/31:
2021	22.84	1.31	$2.31	3.62	(1.42)	—	—	(1.42)	—	—		—		—		25.04	25.45
2020	24.24	1.29	(1.27)	0.02	(1.42)	—	—	(1.42)	—	—		—		—		22.84	23.20
2019	23.89	1.36	0.41	1.77	(1.42)	—	—	(1.42)	—	—		—		—		24.24	23.90
2018	25.62	1.44	(1.66)	(0.22)	(1.51)	—	—	(1.51)	—	—		—		—		23.89	23.17
2017(d)	24.63	0.74	0.94	1.68	(0.64)	—	—	(0.64)	(0.05)	—		—		—		25.62	25.24

	Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

JPS

Year Ended 7/31:
2021	$873,300	$3,323
2020	740,300	3,495
2019	853,300	3,349
2018	845,300	3,346
2017	845,300	3,506

JPT

Year Ended 7/31:
2021	$47,000	$4,646
2020	37,300	5,188
2019	42,500	4,897
2018	42,500	4,841
2017(d)	42,500	5,113

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

16.45%	17.75%	$2,028,972	1.78%		6.51%		14%
(1.29)	(0.59)	1,847,233	2.44		6.73		24
8.53	18.01	2,004,447	3.02		6.91		16
0.66	(6.43)	1,982,910	2.48		6.77		13
15.83	15.50	2,118,545	2.03		7.18		13

16.25	16.33	171,378	1.37		5.42		28
0.15	3.18	156,199	1.71		5.52		22
7.76	9.78	165,623	2.00		5.83		26
(0.84)	(2.36)	163,238	1.77		5.82		28
6.69	3.54	174,791	1.61	*	5.73	*	22

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings and/or reverse repurchase agreements (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expenses paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

JPS	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares

Year Ended 7/31:
2021	0.49%
2020	1.14
2019	1.73
2018	1.22
2017	0.77

JPT

Year Ended 7/31:
2021	0.22%
2020	0.55
2019	0.83
2018	0.60
2017(d)	0.42 *

(d)	For the period January 26, 2017 (commencement of operations) through July 31, 2017.
(e)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $0.01 per common share.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred & Income Opportunities Fund (JPC)

•	Nuveen Preferred and Income Term Fund (JPI)

•	Nuveen Preferred & Income Securities Fund (JPS)

•	Nuveen Preferred and Income 2022 Term Fund (JPT)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified, closed-end management investment companies. JPC, JPI, JPS and JPT were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012, June 24, 2002 and July 6, 2016, respectively.

The end of the reporting period for the Funds is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, Spectrum Asset Management, Inc. (“Spectrum”), and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of JPC’s portfolio. NAM manages the investment portfolio of JPI and JPT, while Spectrum manages the investment portfolio of JPS. The Adviser is responsible for managing JPC’s, JPI’s and JPS’s investments in swap contracts.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value ("NAV") for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the ‘‘Board’’) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the reporting period, the Funds’ investments in non-U.S. securities were as follows:

JPC	Value	% of Total Investments
Country:
United Kingdom	$130,344,387	8.0%
Switzerland	68,674,985	4.2
France	54,656,591	3.4
Canada	45,667,890	2.8
Spain	21,786,079	1.3
Australia	20,868,200	1.3
Netherlands	18,500,469	1.1
Germany	14,768,384	0.9
Italy	13,751,156	0.8
Bermuda	12,163,875	0.7
Other	37,476,887	2.3
Total non-U.S. securities	$438,658,903	26.8%

JPI
Country:
United Kingdom	$110,313,128	12.6%
Switzerland	64,195,468	7.4
France	51,149,294	5.9
Spain	20,433,707	2.3
Australia	19,545,350	2.2
Netherlands	17,296,180	2.0
Canada	13,982,257	1.6
Germany	13,796,361	1.6
Italy	12,987,778	1.5
Bermuda	11,368,689	1.3
Other	29,161,250	3.3
Total non-U.S. securities	$364,229,462	41.7%

Notes to Financial Statements (continued)

JPS	Value	% of Total Investments
Country:
United Kingdom	$466,117,088	14.5%
Switzerland	293,289,113	9.1
Finland	273,699,860	8.5
Canada	90,024,402	2.8
Spain	68,705,136	2.1
Norway	61,914,170	1.9
Netherlands	56,504,200	1.8
Australia	39,856,725	1.3
Sweden	39,835,271	1.2
Japan	31,643,476	1.0
Other	85,329,444	2.7
Total non-U.S. securities	$1,506,918,885	46.9%

JPT
Country
Canada	$6,916,710	3.2%
United Kingdom	6,049,140	2.8
Bermuda	5,082,542	2.3
Australia	4,931,170	2.3
Ireland	4,240,912	1.9
France	3,501,270	1.6
Other	3,177,791	1.4
Total non-U.S. securities	$33,899,535	15.5%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recorded on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Rehypothecation income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Fund Leverage.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities and are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Notes to Financial Statements (continued)

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JPC	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$784,478,849		$—	$784,478,849
$25 Par (or similar) Retail Preferred	308,132,280	62,007,155	**	—	370,139,435
Contingent Capital Securities	—	314,761,718		—	314,761,718
Corporate Bonds	—	99,265,398		—	99,265,398
Convertible Preferred Securities	35,768,184	—		—	35,768,184
Common Stocks	4,333,399	—		—	4,333,399

Short-Term Investments:
Repurchase Agreements	—	24,747,355		—	24,747,355

Investments in Derivatives:
Futures Contracts***	(896,503)	—		—	(896,503)
Interest Rate Swaps***	—	(26,795,980)		—	(26,795,980)
Total	$347,337,360	$1,258,464,495		$—	$1,605,801,855

JPI
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$393,954,683		$—	$393,954,683
Contingent Capital Securities	—	294,758,705		—	294,758,705
$25 Par (or similar) Retail Preferred	127,769,003	41,392,742	**	—	169,161,745
Corporate Bonds	—	13,135,723		—	13,135,723

Short-Term Investments:
Repurchase Agreements	—	2,252,715		—	2,252,715

Investments in Derivatives:
Futures Contracts***	(844,887)	—		—	(844,887)
Interest Rate Swaps***	—	(7,531,563)		—	(7,531,563)
Total	$126,924,116	$737,963,005		$—	$864,887,121

JPS
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$1,662,882,115		$—	$1,662,882,115
Contingent Capital Securities	—	1,032,162,955		—	1,032,162,955
$25 Par (or similar) Retail Preferred	286,262,596	71,347 426	**	—	357,610,022
Corporate Bonds	—	47,628,754		—	47,628,754
Convertible Preferred Securities	55,910,579	—		—	55,910,579
Investment Companies	23,614,506	—		—	23,614,506

Short-Term Investments:
Repurchase Agreements	—	34,659,043		—	34,659,043

Investments in Derivatives:
Interest Rate Swaps***	—	(50,296,001)		—	(50,296,001)
Total	$365,787,681	$2,798,384,292		$—	$3,164,171,973

JPT	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$1,000 Par (or similar) Institutional Preferred	$—	$145,896,812		$—	$145,896,812
$25 Par (or similar) Retail Preferred	46,380,489	14,844,845	**	—	61,225,334
Corporate Bonds	—	10,489,969		—	10,489,969

Short-Term Investments:
Repurchase Agreements	—	728,561		—	728,561

Investments in Derivatives:
Futures Contracts***	(138,551)	—		—	(138,551)
Total	$46,241,938	$171,960,187		$—	$218,202,125
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JPC	Fixed Income Clearing Corporation	$24,747,355	$(25,242,357)
JPI	Fixed Income Clearing Corporation	2,252,715	(2,297,828)
JPS	Fixed Income Clearing Corporation	34,659,043	(35,352,305)
JPT	Fixed Income Clearing Corporation	728,561	(743,150)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	JPC	JPI	JPS	JPT
Purchases	$428,045,011	$225,205,087	$605,118,261	$62,433,861
Sales and maturities	321,921,935	176,594,385	406,988,189	51,093,067

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Notes to Financial Statements (continued)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as ‘‘initial margin,’’ into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as ‘‘Cash collateral at broker for investments in futures contracts’’ on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days ‘‘mark-to-market’’ of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as ‘‘variation margin.’’ Variation margin is recognized as a receivable and/or payable for ‘‘Variation margin on futures contracts’’ on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by ‘‘marking-to-market’’ on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of ‘‘Change in net unrealized appreciation (depreciation) of futures contracts’’ on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of ‘‘Net realized gain (loss) from futures contracts’’ on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JPC, JPI and JPT invested in short interest rate futures to manage the Fund’s exposure to various points along the yield curve, with a net effect of decreasing the Fund’s overall interest rate sensitivity.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPT
Average notional amount of futures contracts outstanding*	$38,157,024	$35,372,772	$7,424,744
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held as of end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(896,503)
JPI
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(844,887)
JPT
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(138,551)
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JPC	Interest rate	Futures contracts	$1,062,326	$(526,263)
JPI	Interest rate	Futures contracts	976,904	(506,715)
JPT	Interest rate	Futures contracts	232,378	(54,008)

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap, that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, JPC, JPI and JPS continued to use interest rate swap contracts to partially hedge the interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JPC	JPI	JPS
Average notional amount of interest rate swap contracts outstanding*	$325,500,000	$157,000,000	$611,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements (continued)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JPC
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(26,795,980)
JPI
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(7,531,563)
JPS
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on interest rate swaps**	$(50,296,001)
**

Some swap contracts require a counterparty to pay or receive a premium, which is disclosed in the Statement of Assets and Liabilities, when applicable, and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JPC	Morgan Stanley Capital Services LLC	$—	$(26,795,980)	$(26,795,980)	$25,968,347	$(827,633)
JPI	Morgan Stanley Capital Services LLC	—	(7,531,563)	(7,531,563)	7,459,762	(71,801)
JPS	Morgan Stanley Capital Services LLC	—	(50,296,001)	(50,296,001)	49,726,540	(569,461)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JPC	Interest rate	Swaps	$(6,217,126)	$15,312,751
JPI	Interest rate	Swaps	(2,991,949)	3,970,105
JPS	Interest rate	Swaps	(11,669,868)	28,742,497

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Shares

Common Share Equity Shelf Programs and Offering Costs

JPC and JPS have filed a registration statement with the SEC authorizing each Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current fiscal period.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above each Fund’s NAV per common share. In each event the Fund’s Shelf Offering registration statement is no longer current, the Funds may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Maximum aggregate offering, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:

	JPC	JPS
	Year Ended 7/31/21*	Year Ended 7/31/21*
Maximum aggregate offering	Unlimited	Unlimited
Common shares sold	480,154	932,349
Offering proceeds, net of offering costs	$4,757,224	$9,215,446
*	For the period March 19, 2021 through July 31, 2021.

Costs incurred by each Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining the after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Funds to keep the shelf registration current are expensed as incurred and recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal period were as follows:

	JPC		JPI		JPS		JPT
	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20	Year Ended 7/31/21	Year Ended 7/31/20
Common shares:
Sold through shelf offering	480,154	—	—	—	932,349	—	—	—
Issued to shareholders due to reinvestment of distributions	9,455	22,600	4,872	4,083	48,338	—	4,887	6,460
Total	489,609	22,600	4,872	4,083	980,687	—	4,887	6,460
Weighted average common share:
Premium to NAV per shelf offering sold	1.08%	—	—	—	1.12%	—	—	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)

The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2021.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	JPC	JPI	JPS	JPT
Tax cost of investments	$1,518,611,548	$800,125,334	$2,906,867,899	$205,039,931
Gross unrealized:
Appreciation	$135,098,154	$76,276,221	$322,038,114	$15,967,404
Depreciation	(47,907,847)	(11,514,434)	(64,734,040)	(2,805,210)
Net unrealized appreciation (depreciation) of investments	$87,190,307	$64,761,787	$257,304,074	$13,162,194

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments and return of capital and long-term capital gain distributions received from portfolio investments resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2021, the Funds’ tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2021, the Funds’ tax year end, were as follows:

	JPC	JPI	JPS	JPT
Undistributed net ordinary income[1]	$2,927,550	$895,804	$1,486,210	$20,446
Undistributed net long-term capital gains	—	—	—	—

[1] Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2021 and paid on August 2, 2021.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$65,752,057	$35,645,968	$123,552,214	$9,728,671
Distributions from net long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

2020	JPC	JPI	JPS	JPT
Distributions from net ordinary income[2]	$69,950,246	$35,590,098	$122,286,673	$9,720,057
Distributions from net long-term capital gains	—	—	—	—
Return of capital	2,384,333	959,791	10,169,864	—

[2] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	JPC[3]	JPI	JPS	JPT
Not subject to expiration:
Short-term	$39,364,949	$10,714,010	$12,248,977	$1,460,439
Long-term	54,899,028	12,297,376	78,841,930	7,704,047
Total	$94,263,977	$23,011,386	$91,090,907	$9,164,486

[3]	A portion of JPC’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended July 31, 2021, the Funds utilized capital loss carryforwards as follows:

	JPC	JPI	JPS	JPT
Utilized capital loss carryforwards	$2,071,127	$5,804,414	$7,262,571	$5,146

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to JPS. During the current fiscal period, JPS paid Spectrum commissions of $34,165.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JPC	JPI	JPS	JPT
For the first $500 million	0.6800%	0.7000%	0.7000%	0.7000%
For the next $500 million	0.6550	0.6750	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of July 31, 2021, the complex-level fee rate for each Fund was 0.1536%.

8. Fund Leverage

Borrowings

JPC, JPI, JPS, and JPT have each entered into a borrowing arrangement (collectively, “Borrowings”) which permit the Funds to borrow on a secured basis as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JPC	JPI	JPS	JPT
Maximum commitment amount	$485,000,000	$235,000,000	$910,000,000	$47,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JPC	JPI	JPS	JPT
Outstanding balance on Borrowings	$462,700,000	$234,800,000	$873,300,000	$47,000,000

For JPC, JPI and JPS interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 20% of the maximum commitment amount. JPT’s interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.775% (0.70% prior to February 2, 2021) per annum on the amount borrowed. JPT is also charged a 0.125% commitment fee on the undrawn portion of the Borrowings.

Notes to Financial Statements (continued)

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JPC	JPI	JPS	JPT
Average daily balance outstanding	$436,764,932	$222,337,808	$830,173,973	$40,664,658
Average annual interest rate	0.89%	0.89%	0.89%	0.90%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments. (“Pledged Collateral”)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance and amendment fees are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation

JPC, JPI and JPS have each entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1⁄3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, JPC, JPI and JPS each had Hypothecated Securities as follows:

	JPC	JPI	JPS
Hypothecated Securities	$172,579,047	$171,577,322	$359,230,035

JPC, JPI and JPS earn Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund were as follows:

	JPC	JPI	JPS
Rehypothecation Fees	$217,389	$92,078	$326,769

Reverse Repurchase Agreements

During the current fiscal period, JPC, JPI and JPS used reverse repurchase agreements as a means of leverage.

The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, a Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. In order to minimize risk, the Fund identifies for coverage securities and cash as collateral with a fair value at least equal to its purchase obligations under these agreements (including accrued interest). Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed. The Fund will identify assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements.

As of the end of the reporting period, the Funds’ outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity*	Value	Value and Accrued Interest
JPC	BNP Paribas	1-Month LIBOR plus 0.75%	$(121,000,000)	N/A	$(121,000,000)	$(121,083,408)
JPI	BNP Paribas	1-Month LIBOR plus 0.75%	$(56,500,000)	N/A	$(56,500,000)	$(56,544,924)
JPS	BNP Paribas	1-Month LIBOR plus 0.75%	$(275,000,000)	N/A	$(275,000,000)	$(275,189,563)
*	The Fund may repurchase the reverse repurchase agreement prior to the maturity date and/or counterparty may accelerate maturity upon pre-specified advance notice.

During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period) and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

	JPC	JPI	JPS
Average daily balance outstanding	$(119,660,274)	$(52,973,973)	$(271,523,288)
Average annual interest rate	0.84%	0.85%	0.84%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements**	Collateral Pledged to Counterparty
JPC	BNP Paribas	$(121,083,408)	$358,419,071
JPI	BNP Paribas	(56,544,924)	130,932,076
JPS	BNP Paribas	(275,189,563)	618,250,621
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)

10. Subsequent Events

JPT Announces Shareholder Proposal

On September 20, 2021, the Board approved a proposal for JPT that will allow Fund shareholders the opportunity to maintain their investment in the Fund and its exposure to preferred securities. In light of the upcoming scheduled termination of the Fund on or before March 1, 2022, the proposal asks shareholders to vote to amend the Fund’s declaration of trust to eliminate the term structure. If the amendment is approved by shareholders, the Fund will conduct a tender offer for 100% of its outstanding shares at NAV. If the Fund’s common assets taking into account shares properly tendered in the tender offer would be $70 million or greater, the tender offer will be completed and the Fund’s term structure will be eliminated. If the Fund’s common assets after the tender offer would be less than $70 million, the tender offer will be cancelled with no common shares repurchased and instead the Fund will proceed to terminate as scheduled.

As part of the proposal, if the Fund’s term structure is eliminated, the Fund’s name will change to “Nuveen Preferred and Income Fund” and the Fund’s common shares will continue to trade on the NYSE under the current ticker symbol. Additionally, the Fund will be permitted to invest in contingent capital securities and the Fund’s target leverage ratio is expected to increase, with the goal of improving the Fund’s net earnings and increasing monthly distributions for common shareholders. Nuveen also intends to waive 50% of its net management fees over the first year following elimination of the term, which will further enhance the net earnings of the Fund.

Each of the changes described above will take effect only if shareholders approve the proposal described above and the tender offer condition is satisfied.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)

Investment Objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Investment Policies

The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities and up to 20% in other securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings (“Fitch”)), or are unrated but judged to be of comparable quality.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•

The Fund is not limited in the amount of its investments in non-U.S. issuers. The Fund may invest up to 10% of its Managed Assets in non-U.S. dollar-denominated securities. The Fund may invest up to 5% of the portion of its portfolio managed by Nuveen Asset Management, one of the Fund’s sub-adviser’s, in preferred securities issued by companies located in emerging market countries.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such

Shareholder Update (continued)

(Unaudited)

securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (“NYSE”), which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities, real estate investment trusts (“REITs”), warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and exchange-traded funds (“ETFs”)).

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies (“BDCs”) and REITs.

The Fund may invest in debt securities. The debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income

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primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may use derivative instruments to seek to hedge some of the risk of the Fund’s investments or its leverage, to enhance return, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on equity securities, options on financial futures or other derivative instruments.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of preferred shares of beneficial interest (“Preferred Shares”); and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Temporary Defensive Periods

During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

NUVEEN PREFERRED AND INCOME TERM FUND (JPI)

Investment Objectives

The Fund’s investment objective is to provide a high level of current income and total return.

Investment Policies

The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including debt securities, hybrid securities and convertible securities.

On or before August 31, 2024 (the “Termination Date”), the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem leverage facilities and distribute substantially all of its net assets to shareholders of record as of the date of termination. The Fund’s Termination Date may be extended for one period of up to 12 months by a vote of the Board of Trustees, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so. The Fund’s term may not be extended further than one period without a shareholder vote. The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s net asset value at that time. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to common shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. As the Fund approaches the Termination Date, its monthly distributions are likely to decline.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund may invest up to 20% of its Managed Assets in securities issued by federal, state and local governments and U.S. government agencies.

•

The Fund invests at least 50% of its Managed Assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub-adviser to be of comparable quality.

•	The Fund may invest up to 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase.

•	The Fund may invest up to 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will invest 100% of its Managed Assets in U.S. dollar denominated securities.

•

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

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While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.

The Fund may invest in high yield bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies BDCs and REITs.

The Fund may invest in other equity securities, including common stock, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities).

The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase

Shareholder Update (continued)

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and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to, among other things, seek to enhance return, to hedge some of the risk of the Fund’s investments or as a substitute for a position in the underlying asset.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund’s use of leverage will not exceed 38% of Managed Assets. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

NUVEEN PREFERRED & INCOME SECURITIES FUND (JPS)

Investment Objectives

The Fund’s primary investment objective is high current income consistent with capital preservation. The Fund’s secondary investment objective is to enhance portfolio value relative to the market for preferred securities by investing in (i) securities that the Fund’s sub-adviser believes are underrated or undervalued or (ii) sectors that the Fund’s Sub-Adviser believes are undervalued.

Investment Policies

The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities, including hybrid securities such as contingent capital securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund will invest at least 50% of its Managed Assets in securities rated investment grade (BBB/Baa and above) at the time of investment. Investment grade quality securities are those securities that, at the time of investment, are rated by at least one NRSRO within the four highest grades (Baa or BBB or better by Moody’s, S&P, or Fitch), or are unrated but judged to be of comparable quality by the Fund’s investment adviser or sub-adviser. The Fund may invest in securities of below investment grade quality, commonly referred to as “high yield” or “junk” bonds, which are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities.

•	The Fund will invest more than 25% of its Managed Assets in the securities of companies principally engaged in financial services.

•	The Fund may invest without limit in U.S. dollar denominated securities of foreign issuers.

•

The Fund, in implementing its hedging strategies, may enter into futures transactions with a notional principal amount that will not exceed 35% of its Managed Assets, and may invest in options on futures the purchase of which will not exceed 0.5% of its Managed Assets in any calendar quarter.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include

Shareholder Update (continued)

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investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred Shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

The Fund may invest in contingent capital securities. Contingent capital securities (sometimes referred to as “CoCos”) are securities issued primarily by non-U.S. financial institutions. Specific CoCo structures vary by country of domicile and by each issue. All CoCos have mechanisms that absorb losses or reduces the value of the CoCo due to deterioration of the issuer’s financial condition and status as a going concern. Loss absorption mechanisms, which may include conversion into common equity and principal write-down, are intended for the benefit of the issuer and when triggered will likely negatively impact the value of the CoCo to the detriment of the CoCo investor. Loss absorption mechanisms can be triggered by capital levels or market value metrics of the issuers dropping below a certain predetermined level or at the discretion of the issuer regulator/supervisory entity. Unlike traditional convertible securities, the conversion is not voluntary and the equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements. Due to increased regulatory requirements for higher capital levels for financial institutions, the issuance of CoCo instruments has increased in the last several years and is expected to continue.

The Fund may invest in common stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuer. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Additional types of equity securities (other than preferred securities) in which the Fund may invest include convertible securities (discussed below), REITs, warrants, rights, depositary receipts (which reference ownership of underlying non-U.S. securities) and other types of securities with equity characteristics. The Fund’s equity investments also may include securities of other investment companies (including open-end funds, closed-end funds and ETFs).

The Fund may invest in debt securities. Debt securities in which the Fund may invest include corporate debt securities and U.S. government and agency debt securities. Generally, debt securities typically, but not always, possess the following characteristics: a specified maturity or term, at which time the issuer is contractually obligated to pay the associated principal amount of debt to the debtholders; interest payments that are a contractual and enforceable obligation as of the stated payment date, and not contingent either on payment-by-payment declaration by the issuer’s board or on the demonstrated existence of company earnings as a source for the payment; and do not entitle the holder to exercise governance of or control over the issuer.

In the capital structure of an issuer, debt securities can be senior debt or junior debt. A senior debt security has priority over any other type of security in a company’s capital structure as to the payment of any promised income (typically denoted as interest) from the issuer, and as to payout of the proceeds of the bankruptcy or other liquidation of the company. At times, the issuer will have pledged specific assets or revenues to secure the rights of the holder of the debt security to payments of interest and principal such that the proceeds of the specific assets or revenues must be used to satisfy these debt obligations prior to being applied to any of the issuer’s other obligations in a bankruptcy or other liquidation. In the event that the assets securing the debt security are not sufficient to fully satisfy such obligations in a bankruptcy or other liquidation, the remainder of such obligations will generally have the same priority as an issuer’s trade creditors and other general obligations, but still have priority of payment relative to the issuer’s preferred shares and common shares. Sometimes referred to as subordinated or mezzanine debt, junior debt stands behind the senior debt as to its rights to receive promised income payments (again, typically denoted as interest) from the issuer, and payouts of the proceeds of bankruptcy or other liquidation, but will have priority of payment relative to the issuer’s preferred shares and common shares.

The Fund will invest in securities of companies primarily engaged in the financial services industry. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial instruments or real estate, including business development companies BDCs and REITs.

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income

Shareholder Update (continued)

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primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may engage in hedging transactions from time to time. The use of derivatives for purposes of hedging the portfolio will be restricted to reducing the portfolio’s exposure to interest rates. The Fund also may enter into interest rate swap transactions, including forward starting swaps, in which the entire swap is scheduled to start at a later date, and deferred swaps in which the parties do not exchange payments until a future date.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act, including the following forms of leverage: (a) borrowings, including loans from certain financial institutions, and/or the issuance of debt securities; (b) the issuance of Preferred Shares; and (c) engaging in reverse repurchase agreements and economically similar transactions. The Fund also may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Temporary Defensive Periods

During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

NUVEEN PREFERRED AND INCOME 2022 TERM FUND (JPT)

Investment Objectives

The Fund’s investment objective is to provide a high level of current income and total return.

Investment Policies

The Fund will invest at least 80% of its Assets (as defined below) in preferred securities and other income producing securities.

The Fund intends to cease its investment operations, liquidate its portfolio and retire or redeem its leverage and distribute substantially all of its net assets to shareholders on or before March 1, 2022, unless the term is extended for one period of up to six months by a vote of the Fund’s Board of Trustees (the “Termination Date”). The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s net asset value at that time. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to common shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. As the Fund approaches the Termination Date, its monthly distributions are likely to decline.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•

The Fund’s levered effective duration may vary over time based on market conditions, but as a matter of policy the Fund’s levered effective duration will not exceed six years. Levered effective duration” takes into account the effects of leverage and optional call provisions of the securities in the Fund’s portfolio.

•

The Fund may invest without limit in below investment grade securities (BB+/Ba1 or lower); however, the Fund may invest no more than 10% of its Managed Assets in securities rated below B-/B3 at the time of purchase, which may include distressed securities. A security is considered to have the highest rating assigned to it by a rating agency or, in the case of an unrated security, to have the same rating as rated securities judged by the Fund’s sub-adviser to be of comparable quality.

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, however the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so, and the Fund is under no obligation to sell or dispose of such securities should their solvency change.

•

The Fund may invest up to 40% of its Managed Assets in securities issued by companies located anywhere in the world outside of the U.S.; however, the Fund may invest no more than 10% of its Managed Assets in securities of issuers in emerging market countries.

•	The Fund will only invest in U.S. dollar denominated securities.

•	The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, such policy may not be changed without 60 days’ prior written notice.

Portfolio Contents

The Fund invests in preferred securities. The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred shares are generally subordinate to an issuer’s trade creditors and other general obligations.

Traditional preferred securities pay a dividend, typically contingent both upon declaration by the issuer’s board and at times approval by regulators, and on the existence of current earnings (or retained earnings) in sufficient amount to source the payment. Dividend payments can be either cumulative or

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non-cumulative and can be passed or deferred without limitation at the option of the issuer. Traditional preferred securities typically have no ordinary right to vote for the board of directors, except in some cases voting rights may arise if the issuer fails to pay the preferred share dividends. Traditional preferred securities may be perpetual, or have a term and typically have a fixed liquidation (or “par”) value.

While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. No redemption can typically take place unless all cumulative payment obligations to preferred security investors have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends or interest payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to holders of such securities. Should an issuer default on its obligations under such a security, the amount of income earned by the Fund may be adversely affected. Non-traditional preferred securities include hybrid preferred securities, contingent convertible capital securities and other types of preferred securities that do not have the traditional features described above. Hybrid-preferred securities often behave similarly as investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Hybrid-preferred securities possess varying combinations of features of both debt and preferred shares and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. As such, hybrid-preferred securities may not be subordinate to a company’s debt securities (as are traditional preferred shares). Given the various debt and equity characteristics of hybrid-preferred securities, whether a hybrid-preferred security is classified as debt or equity for purposes of reporting the Fund’s portfolio holdings may be based on the portfolio managers’ determination as to whether its debt or preferred features are preponderant, or based on the assessment of an independent data provider. Such determinations may be subjective.

Hybrid-preferred securities include trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities may defer payment of income without triggering an event of default. These securities may have many characteristics of equity due to their subordinated position in an issuer’s capital structure. Trust preferred securities may be issued by trusts or other special purpose entities.

Preferred securities may also include certain forms of debt that have many characteristics of preferred shares, and that are regarded by the investment marketplace to be part of the broader preferred securities market. Among these “preferred securities” are certain exchange-listed debt issues that historically have several attributes, including trading and investment performance characteristics, in common with exchange-listed traditional preferred stock and hybrid-preferred securities. Generally, these types of “preferred securities” are senior debt or junior debt in the capital structure of an issuer.

Preferred securities generally pay fixed or adjustable rate dividends or interest to investors and have preference over common stock in the payment of dividends or interest and generally the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred securities before paying any dividends on its common stock. As a general matter, dividend or interest payments on preferred securities may be cumulative or non-cumulative. The dividend or interest rates on preferred securities may be fixed or floating, or convert from fixed to floating at a specified future time; the Fund may invest without limit in such floating-rate and fixed-to-floating rate preferred securities. Floating-rate and fixed-to-floating rate preferred securities may be traditional preferred or hybrid-preferred securities. Floating-rate preferred securities pay a rate of income that resets periodically based on short- and/or longer-term interest rate benchmarks. If the associated interest rate benchmark rises, the income received from the security may increase and therefore the return offered by the floating-rate security may rise as well, making such securities less price sensitive to rising interest rates (or yields). Similarly, a fixed-to-floating rate security may be less price sensitive to rising interest rates (or yields), because the period over which the rate of payment is fixed is shorter than the maturity term of the bond, after which period a floating rate of payment applies. On the other hand, preferred securities are junior to most other forms of the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities may have, at times, risks similar to equity instruments. The Fund’s portfolio of preferred securities may consist of fixed rate preferred and adjustable rate preferred securities.

The preferred securities market continues to evolve. New securities may be developed that may be regarded by market investors as being part of the preferred securities market. Where such securities will fall in the capital structure of the issuer will depend on the structure and characteristics of the new security. For purposes of the Fund’s policy of investing at least 80% of its Assets in preferred securities and other income producing securities, the Fund considers all of the foregoing types of securities that are commonly viewed in the marketplace as preferred securities to be preferred securities, regardless of their classification in the capital structure of the issuer.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Preferred securities may either trade over-the-counter, or trade on an exchange. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par

“institutional” segments. The $25 par segment is typified by securities that are listed on the NYSE, which trade and are quoted with accrued dividend or interest income, and which are often callable. The institutional segment is typified by $1,000 par value securities that are not exchange-listed. The Fund may invest in preferred securities of either segment.

The Fund may invest in taxable municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for certain purposes. Municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax. Taxable municipal bonds, however, are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.

The Fund may invest in high yield bonds. Bonds that are rated lower than investment grade are commonly referred to as high yield bonds or junk bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.

The Fund may invest in other equity securities, including common stock, convertible securities, hybrid securities (which have characteristics of both equity and fixed-income instruments), warrants, rights and depositary receipts (which reference ownership of underlying non-U.S. securities).

The Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s indebtedness. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The Fund may invest in REITs. REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. The Fund can invest in common stock, preferred securities, debt securities and convertible securities issued by REITs.

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The Fund may invest in securities of foreign issuers through the direct investment in securities of such companies and through depositary receipts. For purposes of identifying foreign issuers, the Fund will use Bloomberg classifications, which employ the following factors listed in order of importance: (i) the country in which the company’s management is located, (ii) the country in which the company’s securities are primarily listed, (iii) the country from which the company primarily receives revenue and (iv) the company’s reporting currency. The Fund may purchase depositary receipts such as ADRs, EDRs and GDRs. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies.

The Fund may invest in securities of emerging markets issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) organized under the laws of an emerging market country or (iii) whose principal place of business or principal office(s) is in an emerging market country. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund may use derivative instruments to hedge some of the risk of the Fund’s investments or as a temporary substitute for a position in the underlying asset. For example, the Fund may use derivatives to help manage the portfolio’s levered effective duration over time.

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including through borrowings, issuing Preferred Shares and the issuance of debt securities. In addition, the Fund may use derivatives that may have the economic effect of leverage. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred and Income Term Fund (JPI)	Nuveen Preferred & Income Securities Fund (JPS)	Nuveen Preferred and Income 2022 Term Fund (JPT)

Portfolio Level Risks

Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Common Stock Risk	X	X	X	X
Concentration and Financial Services Sector Risk	X	X	X	X
Contingent Capital Securities (“CoCos”) Risk	X	X	X	—
Convertible Securities Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Debt Securities Risk	X	X	X	X
Defaulted and Distressed Securities Risk	—	—	—	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Duration Risk	X	X	X	X
Emerging Markets Risk	X	X	X	X
Financial Futures and Options Transactions Risk	X	X	X	X
Floating-Rate and Fixed-to-Floating Rate Securities Risk	X	X	X	X
Foreign Currency Risk	X	—	X	—
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
LIBOR Replacement Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	—	X	—	X
Municipal Securities Market Risk	—	X	—	X
Non-U.S. Securities Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Preferred and Hybrid Preferred Securities Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Swap Transactions Risk	X	X	X	X
Unrated Securities Risk	X	X	X	X
U.S. Government Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Warrants and Equity Securities Risk	X	X	X	X
When-Issued and Delayed-Delivery Transactions	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

Shareholder Update (continued)

(Unaudited)

Risk	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred and Income Term Fund (JPI)	Nuveen Preferred & Income Securities Fund (JPS)	Nuveen Preferred and Income 2022 Term Fund (JPT)

Fund Level and Other Risks

Anti-Takeover Provisions	X	X	X	X
Borrowing Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	X	X
Limited Term Risk	—	X	—	X
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	X
Tax Risk	X	X	X	X

Portfolio Level Risks:

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Concentration and Financial Services Sector Risk. The preferred securities market is comprised predominantly of securities issued by companies in the financial services sector. Therefore, preferred securities present substantially increased risks at times of financial turmoil, which could affect financial services companies more than companies in other sectors and industries. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•

financial services companies may suffer a setback if regulators change the rules under which they operate, which may increase costs for or limit the ability to offer new services or products and make it difficult to pass increased costs on to consumers;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.

Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market

Shareholder Update (continued)

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values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Defaulted and Distressed Securities Risk. The Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in low-rated securities that, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Emerging Markets Risk. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating rate securities.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Interest Rate Risk. Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term securities generally fluctuate more than prices of shorter-term securities as interest rates change.

LIBOR Replacement Risk. The use of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies and markets are slowly developing in response to these new rates. The transition process away from LIBOR may involve, among other things, increased volatility in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products an instruments will be impacted by this transition.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

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Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred and Hybrid Preferred Securities Risk. Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. There are various special risks associated with investing in preferred securities, including:

•

Limited Voting Rights Risk. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain preferred securities issued by trusts or special purpose entities, holders generally have no voting rights except if a declaration of default occurs and is continuing. In such an event, preferred security holders generally would have the right to appoint and authorize a trustee to enforce the trust’s or special purpose entity’s rights as a creditor under the agreement with its operating company.

•

Special Redemption Rights Risk. In certain circumstances, an issuer of preferred securities may redeem the securities at par prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws or regulatory or major corporate action. A redemption by the issuer may negatively impact the return of the security held by the Fund.

•

Payment Deferral and Omission Risk. Generally, preferred securities may be subject to provisions that allow an issuer, under certain conditions, to skip (“non-cumulative” preferred securities) or defer (“cumulative” preferred securities) distributions for a stated period without any adverse consequences to the issuer. Non-cumulative preferred securities can defer distributions indefinitely. Cumulative preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distribution payments for up to 10 years. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•

Credit and Subordination Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

•

Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stock. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•

Regulatory Risk. Issuers of preferred securities may be in industries that are heavily regulated and that may receive government funding. The value of preferred securities issued by these companies may be affected by changes in government policy, such as increased regulation, ownership restrictions, deregulation or reduced government funding.

•

New Types of Securities Risk. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub-Advisers believe that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Swap Transactions Risk. The Fund may enter into derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Valuation Risk. The securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Warrants and Equity Securities Risk. Investments in warrants and equity securities entail certain risks in addition to those associated with investments in adjustable rate instruments or other debt instruments. The value of warrants and equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund’s NAV. The Fund may possess material non-public information about an issuer as a result of its ownership of an adjustable rate instrument or other debt instrument of such issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such an issuer when it would otherwise be advantageous to do so.

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(Unaudited)

When-Issued and Delayed-Delivery Transactions Risk. The Fund may invest in securities on a “when-issued” or “delayed-delivery” basis. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.

Limited Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund’s investment objectives and policies are not designed to return to investors who purchase common shares in this offering their initial investment on the termination date. When terminated, the Fund’s distributions will be based upon the Fund’s net asset value at the end of the term and such initial investors and any investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Shareholder Update (continued)

(Unaudited)

Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of July 31, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended July 31, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred and Income Term Fund (JPI)	Nuveen Preferred & Income Securities Fund (JPS)	Nuveen Preferred and Income 2022 Term Fund (JPT)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	36.20%	33.17%	36.14%	21.52%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.88%	0.88%	0.87%	0.90%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	0.32%	0.29%	0.32%	0.19%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.17%	-15.40%	-16.15%	-12.99%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.33%	-7.92%	-8.32%	-6.62%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.50%	-0.44%	-0.49%	-0.25%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.34%	7.05%	7.34%	6.12%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.18%	14.53%	15.16%	12.49%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

(Unaudited)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Amended and Restated By-Laws

On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen Preferred & Income Opportunities Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Securities Fund and the Nuveen Preferred and Income 2022 Term Fund (each a “Fund” and collectively the “Funds”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws.

Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.

The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.

Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:

(i)	one-tenth or more, but less than one-fifth of all voting power;

(ii)	one-fifth or more, but less than one-third of all voting power;

(iii)	one-third or more, but less than a majority of all voting power; or

(iv)	a majority or more of all voting power.

The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.

Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Update (continued)

(Unaudited)

UPDATED DISCLOSURES FOR FUNDS WITH ACTIVE SHELF OFFERINGS

The following includes additional disclosures for the Funds in this annual report with active shelf offerings as of the fiscal year ended July 31, 2021.

NUVEEN PREFERRED & INCOME OPPORTUNITIES FUND (JPC)

NUVEEN PREFERRED & INCOME SECURITIES FUND (JPS)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the examples below are to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets attributable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)
Maximum Sales Charge (as a percentage of offering price)(1)	4.00%	4.00%
Dividend Reinvestment Plan Fees(2)	$2.50	$2.50

(1)

A maximum sales charge of 4.00% applies only to offerings pursuant to a syndicated underwriting. The maximum sales charge for offerings made at-the-market is 1.00%. There is no sales charge for offerings pursuant to a private transaction.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct ComputerShare Inc. and ComputerShare Trust Company, N.A., as agent for the common shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

	As a Percentage of Net Assets Attributable to Common Shares(1)
Annual Expenses	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)
Management Fees	1.27%	1.24%
Fees and Interest Related Expenses from Borrowings and Reverse Repurchase Agreements(2)	0.49%	0.49%
Other Expenses(3)	0.05%	0.05%
Total Annual Expenses	1.81%	1.78%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended July 31, 2021.
(2)

During the fiscal year ended July 31, 2021, each Fund employed leverage through the use of borrowings and reverse repurchase agreements. Fees and Interest Related Expenses from Borrowings and Reverse Repurchase Agreements reflect actual expenses incurred by the Fund for the fiscal year ended July 31, 2021. The actual fees and interest related expenses from the use of borrowings and reverse repurchase agreements incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. Each Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Examples

The following examples illustrate the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a Common Shareholder would pay on a $1,000 investment that is held for the time periods provided in the tables. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the examples.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)
1 Year	$28	$28
3 Years	$66	$65
5 Years	$107	$105
10 Years	$221	$217

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)
1 Year	$58	$57
3 Years	$95	$94
5 Years	$134	$133
10 Years	$244	$241

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)
1 Year	$18	$18
3 Years	$57	$56
5 Years	$98	$96
10 Years	$213	$209

These examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low market prices for the Common Shares reported as of the end of the day on the New York Stock Exchange (NYSE), (ii) the high and low NAV of the Common Shares, and (iii) the high and low of the premium/(discount) to NAV (expressed as a percentage) of shares of the Common Shares.

Nuveen Preferred & Income Opportunities Fund (JPC)

	Market Price		Net Asset Value		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
July 2021	$10.05	$9.51	$9.94	$9.67	1.11%	(1.65)%
April 2021	$9.75	$9.05	$9.82	$9.61	(0.51)%	(5.89)%
January 2021	$9.50	$8.30	$9.68	$9.06	(1.35)%	(8.55)%
October 2020	$8.93	$8.22	$9.16	$8.83	0.34%	(8.87)%
July 2020	$8.81	$7.42	$8.83	$8.03	2.46%	(7.94)%
April 2020	$10.73	$5.03	$10.71	$6.22	0.56%	(21.53)%
January 2020	$10.59	$10.01	$10.59	$10.26	0.19%	(3.19)%
October 2019	$10.10	$9.62	$10.32	$9.95	(0.59)%	(3.90)%

Shareholder Update (continued)

(Unaudited)

Nuveen Preferred & Income Securities Fund (JPS)

	Market Price		Net Asset Value		Premium / (Discount) to NAV
Fiscal Quarter End	High	Low	High	Low	High	Low
July 2021	$10.06	$9.65	$9.93	$9.70	1.31%	(0.82)%
April 2021	$9.87	$9.21	$9.83	$9.63	0.61%	(4.95)%
January 2021	$9.73	$8.76	$9.74	$9.24	0.00%	(5.88)%
October 2020	$9.23	$8.64	$9.38	$9.06	0.11%	(6.05)%
July 2020	$9.07	$7.47	$9.06	$8.28	0.56%	(10.00)%
April 2020	$10.44	$4.92	$10.46	$6.49	0.29%	(27.54)%
January 2020	$10.30	$9.95	$10.31	$10.01	2.28%	(2.45)%
October 2019	$10.03	$9.45	$10.08	$9.66	1.01%	(2.58)%

The following table shows as of July 31, 2021 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and (iv) net assets attributable to Common Shares.

July 31, 2021	Nuveen Preferred & Income Opportunities Fund (JPC)	Nuveen Preferred & Income Securities Fund (JPS)
NAV per Common Share	$9.91	$9.91
Market Price	$10.00	$10.02
Percentage of Premium/(Discount) to NAV per Common Share	0.91%	1.11%
Net Assets Attributable to Common Shares	$1,028,714,190	$2,028,972,235

Shares of closed-end investment companies, including those of the Funds, may frequently trade at prices lower than NAV. The Funds’ Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

SENIOR SECURITIES

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal periods, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings which constitutes a “senior security” as defined in the 1940 Act. The information in this table for the fiscal years ended 2021, 2020, 2019, 2018 and 2017 has been audited by KPMG LLP, independent registered public accounting firm. The Funds’ audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.

Nuveen Preferred & Income Opportunities Fund (JPC)

	Borrowings at the End of Period
Fiscal Year Ended	Aggregate Amount Outstanding (000)(1)	Asset Coverage Per $1,000(2)
July 31
2021	$462,700	$3,223
2020	$400,000	$3,280
2019	$455,000	$3,303
2018	$437,000	$3,403
2017	$540,000	$3,079
2016	$404,100	$3,526
2015	$404,100	$3,506
2014	$402,500	$3,572
2013(3)	$402,500	$3,473
December 31
2012	$383,750	$3,599
2011	$348,000	$3,416

(1)	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Fund to lenders under arrangements in place at the time.

(2)

Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

(3)	For the seven months ended July 31, 2013

Nuveen Preferred & Income Securities Fund (JPS)

	Borrowings at the End of Period
Fiscal Year Ended July 31	Aggregate Amount Outstanding (000)(1)	Asset Coverage Per $1,000(2)
2021	$873,300	$3,323
2020	$740,300	$3,495
2019	$853,300	$3,349
2018	$845,300	$3,346
2017	$845,300	$3,506
2016	$945,000	$3,086
2015	$465,800	$3,521
2014	$464,000	$3,581
2013	$464,000	$3,451
2012	$427,000	$3,570

(1)	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Fund to lenders under arrangements in place at the time.
(2)

Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

UNRESOLVED STAFF COMMENTS

Each Fund believes that there are no material unresolved written comments, received 180 days or more before July 31, 2021, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPS	JPT
% DRD	70.9%	66.4%	33.3%	79.4%
% QDI	100.0%	100.0%	100.0%	89.0%

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2020 and July 31, 2021:

	JPC	JPI	JPS	JPT
August 1, 2020 through December 31, 2020	16.8%	7.2%	19.6%	11.3%
January 1, 2021 through July 31, 2021	16.9%	6.0%	16.8%	11.2%

The Funds had the following percentages, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code for the taxable year ended July 31, 2021:

	JPC	JPI	JPS	JPT
% of Section 163(j) Interest Dividends	16.8%	5.7%	23.0%	17.3%

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Active Shelf Offering Statement of Additional Information (SAI) for JPC and JPS

The SAI for the active shelf offerings for each JPC and JPS contains additional information about the Fund’s Board of Trustees. You may obtain a copy of the fund’s SAI without charge, upon request, by calling Nuveen at (312) 917-7700, by writing to the Fund, or on Nuveen’s website at www.nuveen.com. You may also obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of their own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPS	JPT
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

ICE Contingent Capital Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

ICE BofA Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

∎

ICE BofA U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

∎

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

JPC Strategy Benchmark (effective January 29, 2021): A blended return consisting of: 1) 50% ICE BofA Preferred Securities Fixed Rate Index, which tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market; 2) 30% ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 3) 20% ICE USD Contingent Capital Index (CDLR), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

JPI Strategy Benchmark (effective January 29, 2021): The JPI Strategy Benchmark is a blended return consisting of: 1) 60% ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA U.S. Corporate Index including all fixed to- floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities; and 2) 40% ICE USD Contingent Capital Index (CDLR), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

∎

JPS Strategy Benchmark (effective January 29, 2021): A blended return consisting of: 1) 40% of the ICE USD Contingent Capital Index (CDLR), which tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment-grade issues; and 2) 60% of the ICE BofA U.S. All Capital Securities Index (I0CS), a subset of the ICE BofA U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities, which better represents the full breadth of the preferred and hybrid securities market, including investment grade and below investment grade exchange traded $25 par preferreds and investment grade and below investment grade rated $1,000 par capital securities. Index returns do not include the effects of any sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

Negative Convexity Risk: A characteristic of callable or pre-payable securities that causes investors to have their principal returned sooner than expected in a declining interest rate environment or later than expected in a rising interest rate environment. In the former scenario, investors may have to reinvest their funds at lower rates (“call risk”); in the latter, they may miss an opportunity to earn higher rates (“extension risk”). The word “convexity” refers to the convex shape of the curve that portrays the security’s price as a function of different yields.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Option-adjusted spread (OAS): The option-adjusted spread (OAS) for a fixed-income security is the amount of yield that would need to be added to each of the discount rates used to value each of the security’s cash flows (typically based on the yields of U.S. Treasury securities) so that the sum of the discounted value of all of the security’s cash flows matches its market price, using a dynamic pricing model that takes into account any embedded options, such as call features, applicable to the security.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

∎

Yield-to-Worst (YTW): Represents the lowest potential yield that an investor would receive on a bond if the issuer does not default. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer. The YTW is used to evaluate the worst-case scenario for yield to help investors manage their risk and exposures.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 25-27, 2021 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement(s) (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Preferred & Income Opportunities Fund (the “Opportunities Fund”), NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“NAM”), pursuant to which NWQ and NAM serve as the investment sub-advisers to such Fund; (b) in the case of Nuveen Preferred and Income Term Fund (the “Term Fund”) and Nuveen Preferred and Income 2022 Term Fund (the “2022 Term Fund”), NAM, pursuant to which NAM serves as the investment sub-adviser to each such Fund; and (c) in the case of Nuveen Preferred & Income Securities Fund (the “Securities Fund”), Spectrum Asset Management, Inc. (“Spectrum,” and Spectrum, NWQ and NAM are each, a “Sub-Adviser”), pursuant to which Spectrum serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and each Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.

In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of performance, distribution and valuation and capital-raising trends in the broader closed-end fund market and with respect to Nuveen closed-end funds and a review of the leverage management actions taken on behalf of the closed-end funds particularly during the periods of market volatility generally caused by the COVID-19 pandemic); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); and with respect to closed-end funds, managing leverage, monitoring asset coverage and promoting an orderly secondary market.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;

•

Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management, which was key to navigating the respective funds through the COVID-related market volatility in 2020;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts through shelf offerings, share repurchases, tender offers and capital return programs as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser(s) and recognized that the Sub-Advisers and their investment personnel generally are responsible for the management of each applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable

Sub-Adviser or investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by such Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by such Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 (or for shorter periods available to the extent a Fund was not in existence during such periods) as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds continues to be a priority for the Board given its importance to shareholders, and therefore data reflecting the premiums and discounts at which the shares of the closed-end funds trade are reviewed by the Board during its annual review and by the Board and/or its Closed-end Fund committee during its respective quarterly meetings throughout the year. The Board continuously reviews all closed-end fund discounts and the fund’s performance relative to both primary and secondary benchmarks and peers. In its review, the Board considers, among other things, changes to investment mandates and guidelines, enhanced and attractive distribution policies, leverage levels and types, fund reorganizations, share repurchases and similar capital market actions and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For the Opportunities Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark for the three-year period ended March 31, 2021 and the Fund ranked in the fourth quartile of its Performance Peer Group for such period, the Fund outperformed its blended benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the five-year period ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three-year period, the Fund outperformed its blended benchmark for the one- and five-year periods and ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the Term Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark for the three-year period ended March 31, 2021, the Fund outperformed its blended benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and third quartile for the three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three-year period, the Fund outperformed its blended benchmark for the one- and five-year periods and ranked in the second quartile of its Performance Peer Group for the one-year period and third quartile for the three- and five-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the Securities Fund, the Board noted that the Fund’s performance was below the performance of its blended benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its blended benchmark for the three-year period ended March 31, 2021, the Fund outperformed its blended benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its blended benchmark for the three-year period, the Fund outperformed its blended benchmark for the one- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.

For the 2022 Term Fund, the Board noted that the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three-year period, the Fund outperformed its benchmark for the one-year period and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods. In its review, the Board, however, noted that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) and taxes for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020.

With respect to the Sub-Advisers, the Board also considered the sub-advisory fee schedule paid to each Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees such Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Advisers is the responsibility of the Adviser, not the Funds.

The Independent Board Members noted that (a) the Opportunities Fund and the Term Fund each had a net management fee that was higher than the respective peer average, but a net expense ratio that was below the respective peer average; (b) the Securities Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average; and (c) the 2022 Term Fund had a net management fee and a net expense ratio that were below the respective peer averages.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the affiliated Sub-Advisers, such other clients may include retail and institutional managed accounts advised by a Sub-Adviser (with respect to NAM and NWQ); hedge funds managed by a Sub-Adviser (with respect to NAM); investment companies offered outside the Nuveen family and sub-advised by a Sub-Adviser (with respect to NAM and NWQ); foreign investment companies offered by Nuveen and sub-advised by a Sub-Adviser (with respect to NAM and NWQ); and collective investment trusts sub-advised by a Sub-Adviser (with respect to NAM). The Board further noted that the Adviser also advised certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee) and foreign investment companies offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM and NWQ, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that a Sub-Adviser’s fee is essentially for portfolio management services and therefore, with respect to an affiliated sub-adviser, more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Spectrum was an unaffiliated sub-adviser. With respect to Spectrum, the Independent Board Members reviewed the pricing schedule that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Spectrum, including the fees thereunder, was the result of arm’s length negotiations and that Spectrum’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.

In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. With respect to NAM and NWQ, the Independent Board Members reviewed, among other things, each such Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019. With respect to Spectrum, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for its advisory services to the applicable Nuveen funds for the calendar years 2020 and 2019.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. With respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. Further, in the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.

The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.

Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds. In addition, the Independent Board Members also noted that various sub-advisers (including NAM and NWQ) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board also noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

The Board noted that Spectrum does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions. Although Spectrum may not engage in soft dollar transactions, the Board noted that Spectrum may still receive some indirect compensation as it utilized its own broker-dealer.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chair and Board Member	2008 Class II		146

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		146

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I		146

∎ AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).
1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class II		146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/ Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
1954 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2021 Class III		146

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).
1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III		146

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served on The President’s Council of Fordham University (2010- 2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.
1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II		146

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I		146

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe, Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.; formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I		146

∎ MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure)
1958 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2020 Class III		146

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		146

∎ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II		146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

∎ DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director (since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006
1963 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2015

∎ MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013

∎ DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2017

∎ NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002

∎ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
1974 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2019

∎ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

∎ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019

∎ DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, (Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017)
1969 730 Third Avenue New York, NY 10017	Vice President	2020

∎ CHRISTOPHER M. ROHRBACHER			Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017

∎ E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008

∎ GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-B-0721D 1819427-INV-Y-09/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred and Income Term Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2021	$29,010	$5,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2020	$28,450	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2021	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%

July 31, 2020	$0	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP ’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2021	$0	$0	$0	$0
July 31, 2020	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Albin F. Moschner and Carole E. Stone, Chair.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Douglas Baker, CFA, is a portfolio manager for Nuveen’s global fixed income team and heads the preferred securities sector team. He is the lead portfolio manager for the Preferred Securities strategies, as well as a co-portfolio manager for the firm’s Multi-Sector strategies. Doug is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. He has managed the Preferred Securities and Income strategy since its inception in 2006 and the Strategic Income strategy since 2016. Doug also manages the firm’s municipal derivatives overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen municipal bond complex. Doug joined the firm in 2006 as a vice president and derivatives analyst and later his responsibilities expanded to include portfolio management duties. Previously, he spent three years at Lehman Brothers in institutional fixed income and derivatives sales and five years at Bank of America in corporate and commercial banking.

Brenda A. Langenfeld, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the co-manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Brenda has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas Baker	Registered Investment Companies	5	$8.03 billion
	Pooled Accounts	0	$0
	Separately Managed accounts	1,607	$1.83 billion
Brenda Langenfeld	Registered Investment Companies	7	$9.73 billion
	Pooled Accounts	1	$30.75 million
	Separately Managed accounts	1,609	$1.83 billion

* Assets are as of July 31, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JPI SECURITIES AS OF JULY 31, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Doug Baker	X
Brenda Langenfeld	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section  13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section  1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section  18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred and Income Term Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 6, 2021